UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04875

Name of Registrant: Royce Value Trust, Inc.

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2007 – June 30, 2007

Item 1. Reports to Shareholders

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	SEMIANNUAL REVIEW AND REPORT TO STOCKHOLDERS

www.roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available From An Open-End Fund Structure

■
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.
	■	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

■
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
	■	Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Each of the Funds has adopted a quarterly distribution policy for its common stock.

■
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.
We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 19 or visit our website at www.roycefunds.com.

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For more than 30 years, we have used a value approach to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Performance Table

Average Annual NAV Total Returns	Through June 30, 2007

	Royce	Royce	Royce
	Value Trust	Micro-Cap Trust	Focus Trust	Russell 2000

Second Quarter 2007*	6.30%	4.39%	8.24%	4.41%

Year-to-Date 2007*	9.83	9.23	15.94	6.45

One-Year	19.70	19.87	24.26	16.43

Three-Year	16.39	16.08	21.31	13.45

Five-Year	15.46	16.54	21.57	13.88

10-Year	13.63	14.34	14.16	9.06

15-Year	14.45	n/a	n/a	11.92

20-Year	13.01	n/a	n/a	10.10

Since Inception	13.17	14.76	15.22	—

Inception Date	11/26/86	12/14/93	11/1/96 **	—

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a stockholder would pay on distributions or on the sale of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies.

The thoughts expressed in this Review and Report to Stockholders concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report to Stockholders will be included in any Royce-managed portfolio in the future.

*Not annualized.
**Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

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Letter to Our Stockholders

Rolling Stone Blues

At first blush, the mid-point of 2007 looked very similar to the end of 2006. The economy’s condition was mostly positive, interest rates remained low and global liquidity levels remained flush following some vexing signs of contraction earlier in the year. The stock market kept moving mostly upwards, and the long bull market for small-caps in particular showed few signs of slowing down prior to July of this year. What’s new for 2007 is that larger companies have emerged in the short run as market leaders, though the margin of outperformance versus small-cap both year-to-date and for the one-year period ended June 30 was not enormous. Within small-cap, there has been a move toward larger, arguably higher-quality companies that’s distinct from the generally better returns achieved by more speculative issues in 2006. The overall direction remained positive for smaller companies, as it did for stocks as a whole. Equity investors continued to benefit from a remarkable run that included more of the overall market than is usually thought, small-cap having long since stolen the headlines from its larger peers as “The Only Asset Class Worth Owning” in some quarters.
  Like the Rolling Stones, the bull market just kept going and going and going, almost automatic in its overall upward movement, its success seemingly taken for granted, with so many investors sure that the big hits would not fade away. As value investors, prone to a cautious, if not pessimistic, temperament, this blissful confidence on the part of certain observers was the object of our skepticism. Our view for the past few years has been that the bull market is nearly out of time. Although the market has so far seen fit to prove us wrong (though July’s correction could be a sign of things to come), we remain convinced

One of the advantages of employing an all-weather strategy to select smaller company stocks is that we continue to do what we have always done regardless of the market’s behavior. When smaller company stock prices were on the rise, it was more challenging to find the compelling values that have always been our stock in trade, but the search goes on whether the overall small-cap market is moving up or down.

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Letter to Our Stockholders

that a more historically typical correction of 15% or better is in the near future for smaller companies. The positive-performance phase that began in the fall of 2002 was interrupted by only two corrections in the 10%-14% range—one in 2004-5 and another in 2006—and a handful of others that were shy of double digits. To paraphrase the poet, the course of true market cycles never did run smooth. At least not as smooth as this current cycle. And to us, this was a warning. As we saw in July, when stock prices fell harder then they did during any other month this year, things can change very quickly. Along with our belief in regression to the mean, our conviction that markets are inherently cyclical is too firm to counter any temptation to abandon the lessons of history.

Over the past decade or so the
growth in the number and variety of
equity market indices has been
explosive. Russell, Standard & Poor’s
(“S&P”), Wilshire, and Barra have all
become accepted names in the equity
world with stables of various
indices. Considering the burgeoning
number and scope of equity market
indices, it is critical that investors
better understand the composition,
attribution and construction
methodology among similar equity
market indices.

As the Standard & Poor’s 500
index recently celebrated its 50th
anniversary, we thought that it might
be helpful to delve into the particulars
of the more prominent small-cap
indices, and how we at The Royce
Funds view them. Two of the most
prominent are the Russell 2000 and
the S&P SmallCap 600, both widely
accepted benchmarks for small-cap
equities. Yet each is different in
composition, attribution and
construction methodology.

     As active small-cap managers with large stakes throughout the small-cap universe, perhaps we should be more consistently happy with a market that before July had been gathering no moss and few, if any bears. Maybe we should try a little harder to relax and simply enjoy the good times. Make no mistake, we are mostly very pleased—and more than happy to reap the benefits of the robust returns that smaller stocks have been providing since the most recent small-cap market trough in October 2002. However, as the small-cap bull stampeded its way toward a fifth full year, we were also in the midst of our own 19th Nervous Breakdown (and at least as many bear market predictions) as we awaited what seemed to us an inevitable small-cap downturn. Even as the market was swaying to higher and higher levels, we could not escape the nagging and persistent reality that historically strong bull markets often give way to serious corrections, and the longer the good times last, the more likely it seems that the bear’s bite will be

The Russell 2000 index is the oldest—
dating back to 1979—and broadest of
the two small-cap indices. It measures
the performance of the 2,000 smallest
companies in the Russell 3000 Index
(which represents 99% of the U.S.

Continued on page 6...

deep. Of course, one of the advantages of employing an all-weather strategy to select smaller company stocks is that we continue to do what we have always done regardless of the market’s behavior. When smaller company stock prices were on the rise, it was more challenging to find the compelling values that have always been our stock in trade, but the search goes on whether the overall small-cap market is moving up or down.

It’s All Over Now
If our call for overall lower returns has not yet panned out, and our prediction of a small-cap correction has thus far proved at best premature, we can take a small measure of comfort for

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our forecasting acumen in the emergence of large-cap as a market leader, a development we thought first looked likely by the beginning of 2006. As usually happens, the case for large-cap leadership took on a certain inevitability only with the gift of hindsight. In 2005, the large-cap S&P 500 and the small-cap Russell 2000 finished the year with near-identical results—the S&P 500 was up 4.9% while the Russell 2000 gained 4.6%. The large-cap index relinquished the performance crown in 2006 (+15.8% versus 18.4%), but small-cap regained its edge mostly through the courtesy of a torrid first quarter and a strong fourth quarter. In both 2006’s bearish second quarter and flat-to-down third quarter, the S&P 500 beat the Russell 2000, events we regarded as especially telling of a shift to large-cap leadership. That third-quarter outperformance (+5.7% versus +0.4%) was the key to giving the large-cap index an edge for the second half of 2006; it also contributed to large-cap outgaining small-cap for the one-year period ended 6/30/07, up 20.6% versus 16.4%.

We have been less focused on the leadership issue within small-cap than we are in the wider worlds of small- and large-cap in part because we do not limit ourselves in the broad small-cap universe by attaching labels to stocks such as “value” or “growth.”

       Two thousand seven has been different in terms of its first-half performance patterns, yet the end result through the end of June showed the S&P 500 ahead of its small-cap counterpart. During this year’s first quarter, a period that was positive for almost every segment of the stock market save certain small-cap growth companies and many micro-cap stocks, the S&P 500 gained a paltry 0.6% versus 2.0% for the Russell 2000. (The Nasdaq Composite, meanwhile, managed a 0.3% gain.) The second quarter saw higher returns spread more consistently throughout the market. Large-cap led small-cap, with the S&P 500 up 6.3% versus 4.4% for its small-cap sibling, while the Nasdaq Composite led both indices with a gain of 7.5%. For the year-to-date period ended 6/30/07, the Nasdaq Composite actually led, its 7.8% gain ahead of the S&P 500’s 7.0% return and the Russell 2000’s 6.5% showing.
        These first-half results, as well as the large- and small-cap indices’ one-year returns, were consistent with our thought that when large-cap stocks did finally assume a leadership role, the margin of outperformance would be slight. We remain committed to the idea that large-cap’s stay at the top should be brief, as frequent leadership rotation seems likely to roll on. Considering the recent status of large-cap’s leadership, it should come as no surprise that the long-term performance edge remained with smaller companies. The Russell 2000 outpaced the S&P 500 for the three-, five-, 10- and 15-year periods ended 6/30/07. In addition, the small-cap index outgained its large-cap counterpart in two-thirds of the S&P 500’s positive quarters in each three-, five- and 10-year period ended 6/30/07.

Not Fade Away
During the first half, a similar shift in leadership arrived via a different route between value and growth within small-cap. The Russell 2000 Value index had maintained a near-

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equity market) and accounts for
approximately 8% of the total
market capitalization of the larger
Russell index. As of the end of June
2007, the median market cap of the
Russell 2000 was $695 million. The
largest company by market cap in the
index was $3.3 billion and the smallest
was $125 million. Companies with
market capitalizations in excess of
$2.5 billion represented 6% of the
index, while micro-caps, which Royce
defines as companies with market
capitalizations less than $500
million, comprised roughly 13% of
the index. In terms of attribution,
Financial Services represented the
largest sector weight in the index at
the end of June 2007, at 22.6%.
Industrials (autos and transportation,
materials and processing and producer
durable) and Consumer Discretionary
followed, with weightings of 21.5%
and 19.2%, respectively.

Introduced in 1994, the S&P SmallCap
600 is more concentrated than the
Russell 2000, consisting of 600 names
that cover approximately 3% of the
domestic equity market. The median
market cap of the S&P SmallCap 600
was $820 million as of the end of
June 2007. The largest company by
market cap in the index was $5.0
billion and the smallest was $70
million. Companies with more than
$2.5 billion in market cap comprised
approximately 7%, while micro-caps
represented 20% of the overall index.
Industrials (materials and processing
and producer durable) represented the
largest sector weighting in the index
at 19.1%, followed by Information

 Continued on page 8...

Letter to Our Stockholders

stranglehold on small-cap leadership until the first quarter of 2007, when it slipped under the thumb of its small-cap growth sibling. During both the first quarter (+1.5% versus +2.5%) and second quarter (+2.3% versus +6.7%), the Russell 2000 Value index lost ground to the Russell 2000 Growth index. Interestingly for us, value also underperformed growth from the interim small-cap peak on 2/22/07 through 6/30/07, down 0.8% compared to a gain of 2.9%. This consistent underperformance, even during the year’s more volatile periods, not only put small-cap value in second place for the year-to-date period ended 6/30/07 (+3.8% versus +9.3%), it also cost small-cap value the performance edge for the most recent 12-month period. For the one-year period ended 6/30/07, the Russell 2000 Value index was up 16.1% versus 16.8% for the Russell 2000 Growth index.
     Paralleling the performance patterns of small-cap versus large-cap, the Russell 2000 Value index maintained its lead over the Russell 2000 Growth index for longer-term periods. It bested small-cap growth for the three-, five-, 10-,15-, 20- and 25-year periods ended 6/30/07. A critical element in this performance edge came from small-cap value’s better performance during the nearly five-year bull-market period following the small-cap market trough in October 2002, and from its superior results from the previous small-cap market peak on 3/9/00 through 6/30/07. What gives us some pause about the current period is the relative strength of small-cap growth in the more volatile period from that February 2007 interim peak. This is in stark contrast to 2006, a period in which small-cap value beat small-cap growth in up, down and more mixed quarters. However, we have been less focused on the leadership issue within small-cap than we are in the wider worlds of small- and large-cap in part because we do not limit ourselves in the broad small-cap universe by attaching labels to stocks such as “value” or “growth.”

Cool, Calm & Collected
Another reason for our bemusement is rooted in our own Funds’ recent results. While the Russell 2000 Value index was dominating small-cap performance in 2006, our closed-end portfolios were underperforming the small-cap value index. Yet during the first half of 2007, these same portfolios each outperformed the Russel 2000 Value Index on a net asset value (NAV) basis. So it would seem that the distinctions between small-cap value and growth stocks being drawn by the wider world may no longer be as significant as they were also even a few years ago. All three portfolios were also ahead of their small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/07 on an NAV basis, and each outpaced the small-cap index on both and NAV and market price basis for the 12 months ended 6/30/07. When we turn to the long view, the news becomes even better. Each of our closed-end Funds outperformed the Russell 2000 from the previous small-cap market peak on 3/9/00 through 6/30/07 and from the small-cap market

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trough on 10/9/02 through 6/30/07. In addition, each closed-end Royce Fund outgained the Russell 2000 for the three-, five- and 10-year periods ended 6/30/07 on both an NAV and market price basis.

       First-half strength came from holdings in several sectors, but the leader in each portfolio was the Industrial Products sector. It prevailed in part owing to the success of certain holdings. Synalloy Corporation was a top performer on a dollar basis in Royce Value Trust and Royce Micro-Cap Trust, while Florida Rock Industries and IPSCO dominated dollar-based gains in Royce Focus Trust. Holdings in Natural Resources and Technology were generally solid as well. Although micro-cap stocks finished the first half trailing their larger small-cap peers, any ill effects scarcely registered in the Funds’ first-half returns. We were therefore generally pleased with the Funds’ first-half returns, especially in a market climate that has made it more and more challenging to find the sort of attractive values that we like.

The popularity of ETFs and other index-based investments has played an important role in helping small-cap to be taken more seriously as an asset class. We also think that the related success of small-cap value approaches has been a factor in this growing esteem because a large number of investors saw that you could invest in small-cap stocks or indices with attractively low volatility scores.

You Can’t Always Get What You Want
Indeed, the reality of small-cap’s status as a permanent, professional asset class—something that we are happy to report does not seem likely to change, even in the event of a correction more severe than what we think is probable—cuts both ways for us. The popularity of ETFs and other index-based investments has played an important role in helping small-cap to be taken more seriously as an asset class. We also think that the related success of small-cap value approaches has been a factor in this growing esteem because a large number of investors saw that you could invest in small-cap stocks or indices with attractively low volatility scores. However, this has also created new tests for our purchase habits, in which we seek high-quality companies selling for bargain prices.

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Technology at 17.1%, and Financial Services at 15.8% at the end of June 2007.	Letter to Our Stockholders

Another important difference between
the two indices is the respective
construction methodology. The S&P
SmallCap 600 is designed to be an
“efficient portfolio of companies that
meet specific inclusion criteria to
ensure that they are investable and
financially viable.” Inclusion in the
index is determined subjectively by
the S&P Index Committee, which adds
new stocks to the index based not
only on size, but also on financial
viability, liquidity, adequate float
size and other trading requirements.

In contrast, the Russell 2000 is
more objective in nature; it has no
committee to determine membership
and stresses the need to accurately
represent the market as it is. Kelly
Haughton, strategic director for
the Russell Indices, believes that
“the market should decide which
stocks belong in an index, especially
if the index is to provide an
unbiased benchmark for measuring
the results of money managers’
investment decisions.”

With differing composition, attribution
and construction, performance can
also vary dramatically. In fact,
examining the annual performance of
the two indices over the past 10
years shows that the spread has been
as wide as 1400 basis points in a
single calendar year. Still, we think
that the Russell 2000 and the
Standard & Poor’s SmallCap 600
Index are reasonable proxies of the
small capitalization world.

     Unquestionably, in our view, the major player in the extension of the small-cap bull market has been the vast amount of global liquidity. The world has been awash with capital looking for a profitable home, and that’s been an enormous factor in keeping stock prices afloat. Many of the investment vehicles that have become increasingly better known—not just ETFs, but hedge funds, as well as merger and acquisition (M&A) and private equity activity—have been fueled to some degree by the large amounts of cash circling the globe. Global liquidity has worked to make M&As, leveraged buyouts and privatizations increasingly commonplace in the financial marketplace. The United States is in the midst of a mega-merger wave, with the number and size of the transactions exploding. During the first half of 2007, 15 companies in the S&P 500 announced takeovers, while 111 companies in the Russell 2000

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had deals pending. Equally important, the trend has shown no signs of slowing down within the small-cap world.
       However mindful of the significance of these figures, we still do not believe that the extraordinary amount of global liquidity changes the rules of the road in the U.S. equity market, at least over the long run. Cyclicality remains the norm. Today’s small-cap market is no different than large-cap was during the ’90s. Global liquidity has extended a wonderful bull market, but it cannot save the market from history, which means that sooner or later, the good times will end. Smaller companies have been, and will continue to be, the target of private equity funds and larger companies flush with cash. Although it’s clear that M&A activity is not the primary driver of long-term performance, it has already had a hand in the extended run for a small-cap bull market. Yet once the bull market for acquisitions ends, the softening in demand could precipitate a more widespread correction in the very market whose bullish phase it helped to extend in the first place.

We have never allowed our thoughts on the short- or intermediate-term forecasts for the market to cloud our stock selection process. Regardless of where we think the market may be headed next, the search for great values in smaller stocks goes on...

Time Is On Our Side
As we look forward, we almost find ourselves wishing for a serious, though short-lived, correction for smaller stocks. We are still buying mostly on short-term dips, which typically do not yield the sort of absolute value that we would ideally prefer. Our goal is to be fully invested, but with purchase decisions becoming harder and harder, it has not been easy. Yet that is the reality of the current market (at least as of this writing), so we make our adjustments and deal with what we have on a daily basis. And even as we remain highly concerned about a correction for smaller companies, we are also confident about the long-term prospects for our chosen asset class. Whether or not a decidedly bearish July marked the beginning of a correction, we are still managing our portfolios with a long-term outlook and an absolute return bias. We have never allowed our thoughts on the short- or intermediate-term forecasts for the market to cloud our stock selection process. Regardless of where we think the market may be headed next, the search for great values in smaller stocks goes on, with the thought that our Funds can provide the kind of terrific long-term absolute returns that help our shareholders to build wealth.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

            July 31, 2007

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10  |  The Royce Funds 2007 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019

Charles M. Royce, Director*, President
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1986
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Director*
Age: 52 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Senior Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce. Mr. Fetting’s prior business experience includes having served as Division President and Senior Officer, Prudential Financial Group, Inc. and related companies; Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Donald R. Dwight, Director
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1998
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Richard M. Galkin, Director
Age: 69 | Number of Funds Overseen: 25 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

William L. Koke, Director
Age: 72 | Number of Funds Overseen: 25 | Tenure: Since 1996
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

Arthur S. Mehlman, Director
Age: 65 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 1986
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Chief Executive officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 61 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 55 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 48 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 49 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 45 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 40 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 47 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004); Compliance Officer of Royce (since June 2004); Vice President, The Bank of New York (from February 2001 to June 2004).

* Interested Director.

The Royce Funds 2007 Semiannual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/07

Second Quarter 2007*			6.30%

Jan - June 2007*			9.83

One-Year			19.70

Three-Year			16.39

Five-Year			15.46

10-Year			13.63

15-Year			14.45

20-Year			13.01

Since Inception (11/26/86)			13.17

* Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2006	19.5%	1997	27.5%

2005	8.4	1996	15.5

2004	21.4	1995	21.1

2003	40.8	1994	0.1

2002	-15.6	1993	17.3

2001	15.2	1992	19.3

2000	16.6	1991	38.4

1999	11.7	1990	-13.8

1998	3.3	1989	18.3

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

AllianceBernstein Holding L.P.			2.3%

Ritchie Bros. Auctioneers			1.5

Sotheby’s Cl. A			1.4

Universal Compression Holdings			1.3

Lincoln Electric Holdings			1.1

SEACOR Holdings			1.1

PAREXEL International			1.0

Ash Grove Cement Cl. B			1.0

Brady Corporation Cl. A			0.9

Adaptec			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			23.4%

Industrial Products			16.6

Industrial Services			11.0

Financial Intermediaries			10.8

Natural Resources			9.6

Financial Services			8.5

Health			6.8

Consumer Services			5.6

Consumer Products			4.8

Utilities			0.2

Diversified Investment Companies			0.1

Miscellaneous			2.2

Bonds and Preferred Stocks			0.2

Cash and Cash Equivalents			17.5

Royce Value Trust

Manager’s Discussion
Royce Value Trust’s (RVT) diversified portfolio of small- and micro-cap stocks posted solid results during the first half of 2007. For the year-to-date period ended 6/30/07, the Fund was up 9.8% on a net asset value (NAV) basis and 0.6% on a market price basis versus a 6.5% return for the Russell 2000 and 8.6% for the S&P 600. For the first quarter, the Fund returned 3.3% on an NAV basis, and 1.5% on a market price basis compared with 2.0% and 3.2% for the Russell 2000 and S&P 600, respectively. The Fund’s NAV results were also strong in the second quarter, with RVT posting a 6.3% gain compared with 4.4% and 5.3% for the Russell 2000 and S&P 600, while on a market price basis, the Fund disappointed, losing 0.8%.
      RVT demonstrated strong absolute and relative results over market-cycle and other long-term periods. From the small-cap market peak on 3/9/00 through 6/30/07, RVT gained 154.2% on an NAV basis, versus 50.8% for the Russell 2000 and 106.4% for the S&P 600. During the mostly bullish phase from the small-cap market trough on 10/9/02 through 6/30/07, the Fund was up 189.4% compared to a gain of 169.9% for the Russell 2000 and 164.7% for the S&P 600. Fortunately, market-price performance difficulties during the first half did little to hurt performance over more extended periods. On both an NAV and market price basis, RVT held a performance advantage over both benchmarks for the one-, three-, five-, 10-, 15-, 20-year, and since inception (11/26/86) periods ended 6/30/07. RVT’s average annual NAV total return since inception was 13.2%.

     Positive performances could be found throughout RVT’s portfolio, with the Industrial Products sector leading the way in dollar-based net gains. The worldwide boom in large-scale infrastructure construction, particularly in China, seems to be changing the business cycle. Many traditionally cyclical industries are morphing into high-growth areas with rapidly increasing demand for their shares. It’s a situation that we will continue to watch, as industrial companies have historically been well-represented in the portfolio. The Fund’s second-best performer in the first half of 2007, Synalloy, hails from
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Sotheby’s Cl. A	$6,976,529

Synalloy Corporation	6,707,090

PAREXEL International	4,106,333

ITT Educational Services	4,080,800

AllianceBernstein Holding L.P.	3,024,548

*Includes dividends

the Industrial Products sector in the top-performing construction materials industry. This conservatively capitalized pipe and piping systems maker saw its share price climb (before cooling off a bit toward the end of June) owing to ongoing earnings strength. We began to reduce our position in May.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small-cap and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Russell 2000 is an unmanaged index of domestic small-cap common stocks.

12  |  The Royce Funds 2007 Semiannual Report to Stockholders

Performance and Portfolio Review

Other strong gainers in the sector included Lincoln Electric Holdings, Peerless Manufacturing Company, Kaydon Corporation and Florida Rock Industries, a takeover target that we have owned in the portfolio since 1986.
     There were also notable successes outside of Industrial Products. We have held a position in Sotheby’s, the Fund’s top performing holding in the first half, since 1990. First and second quarter earnings strength helped the share price for this leading auction house to climb, and we trimmed our position in February and April. Impressive net gains also came from PAREXEL International, a company we have owned since 1998. This bio-pharmaceutical services company provides contract research, medical marketing, consulting, informatics, and advanced technology products and services to the pharmaceutical, biotechnology, and medical device industries worldwide. Its growing business and strong earnings helped its stock price stay healthy in the first half. Having recently celebrated its 25th anniversary in business, its standing as a long-term success in a volatile industry may also have helped.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Although every sector posted net gains, even the best performing periods have their blemishes. The slumping housing market and the related implosion of the subprime mortgage industry spelled trouble for real estate investment trusts such as Opteum. The departure of some of its veteran executives did little to help. Newport Corporation, which makes laser-based and photonic products, saw its price slide throughout the first half. The firm reported lower-than-expected first-quarter profits that were especially acute in its laser division. Kimball International, which manufactures wood furniture, cabinets and electronic assembly products, is a company that we have owned in RVT’s portfolio since 1986. We have long liked its low debt

Opteum Cl. A	$4,334,925

Newport Corporation	3,239,334

Kimball International Cl. B	2,893,948

First Consulting Group	2,389,434

Adaptec	2,196,485

*Includes dividends

and consistent dividend. Although the firm was among the Fund’s top performers in 2006, its stock price slipped in the first half. We reduced our position in February.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,254 million

Weighted Average P/E Ratio			21.0x

Weighted Average P/B Ratio			2.5x

Weighted Average Yield			0.9%

Fund Net Assets			$1,270 million

Turnover Rate			5%

Net Leverage*			0%

Symbol
Market Price			RVT
NAV			XRVTX

*Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/07 at NAV or Liquidation Value

58.5 million shares of Common Stock			$1,270 million

5.90% Cumulative Preferred Stock			$220 million

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RVT (NAV)	15.46%	16.12	0.96

S&P 600	14.38	14.85	0.97

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

The Royce Funds 2007 Semiannual Report to Stockholders  |  13

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/07

Second Quarter 2007*			4.39%

Jan-June 2007*			9.23

One-Year			19.87

Three-Year			16.08

Five-Year			16.54

10-Year			14.34

Since Inception (12/14/93)			14.76

*Not annualized.

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2006	22.5%	1999	12.7%

2005	6.8	1998	-4.1

2004	18.7	1997	27.1

2003	55.6	1996	16.6

2002	-13.8	1995	22.9

2001	23.4	1994	5.0

2000	10.9

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Seneca Foods			1.3%

Highbury Financial			1.2

MVC Capital			1.1

Sapient Corporation			1.1

Edge Petroleum			1.0

Pegasystems			1.0

PAREXEL International			0.9

Transaction Systems Architects Cl. A			0.9

Pason Systems			0.9

Weyco Group			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Technology			23.4%

Health			14.2

Industrial Products			14.2

Industrial Services			12.9

Financial Intermediaries			10.7

Natural Resources			10.4

Consumer Products			5.0

Consumer Services			4.6

Financial Services			4.2

Diversified Investment Companies			1.4

Miscellaneous			2.7

Preferred Stocks			1.5

Cash and Cash Equivalents			11.1

Royce Micro-Cap Trust

Manager’s Discussion
Royce Micro-Cap Trust’s diversified portfolio of diminutive companies fared well in the first half on both an absolute and relative basis. For the year-to-date period ended 6/30/07, the Fund gained 9.2% on a net asset value (NAV) basis, though on a market price basis it lost 2.9%, versus a return of 6.5% for its small-cap benchmark, the Russell 2000. The Fund’s strong absolute and relative NAV showing was consistent during the first half of 2007. RMT gained 4.6% in the first quarter versus 2.0% for the Russell 2000, while the Fund was down 0.7% on a market price basis. On an NAV basis, the Fund matched the gain of its benchmark in the second quarter, each up 4.4%, though its market price result was again disappointing, down 2.2%.
     The Fund’s market price struggles during the first half represented a cooling off after a terrific performance in 2006. Its poor first half fortunately did little harm to its long-term returns. From the previous small-cap market peak on 3/9/00 through 6/30/07, RMT was up 170.0% on a net asset value basis, and 223.0% on a market price basis, compared to the Russell 2000’s 50.8% gain. During the more dynamic upswing from the small-cap market trough on 10/9/02 through 6/30/07, RMT gained 212.6% on an NAV basis and 243.3% on a market price basis, versus 169.9% for the small-cap benchmark. The Fund’s returns during these market cycle periods were equally impressive on an absolute basis, something of greater importance to us, as much as we like to beat our benchmark. On both an NAV and market price basis, RMT outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/14/93) periods ended 6/30/07. The Fund’s average annual NAV total return since inception was 14.8%.

     One interesting development that we saw over the last several months has been a performance disparity within the micro-cap sector. Roughly coinciding with the move to higher quality that we have observed in the upper tier of the small-cap world has been better performance from larger, more established micro-cap companies. This benefited the Fund in the first half of 2007, as RMT’s average market capitalization of $290 million at the end of June leaned toward the higher range of the micro-cap world. Of course, we always seek quality in our portfolio selections even as we’re aware that the micro-cap segment is only gradually finding acceptance as an area in which quality can be reliably found.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

Synalloy Corporation	$2,353,845

The Geo Group	1,560,339

PAREXEL International	1,541,307

Covansys Corporation	1,474,748

CMG Information Services	1,457,136

*Includes dividends

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Russell 2000 is an unmanaged index of domestic small-cap common stocks.

14  |  The Royce Funds 2007 Semiannual Report to Stockholders

Performance and Portfolio Review

     The Industrial Products sector led the way during the first half in terms of dollar-based net gains. The ongoing worldwide boom in large-scale infrastructure construction, particularly in China, has made industrial companies, historically well-represented in the portfolio, highly desirable. The Fund’s top performer came from the sector. Synalloy is a conservatively capitalized pipe and piping services business that saw its share price increase driven by ongoing earnings strength before it cooled off a bit toward the end of June. We reduced our position in February and June. Holdings in machinery and other industrial products also posted strong first-half gains.
     We have owned shares of privatized correctional and detention management company Geo Group, since January 2000. Its business grew during the first half–allowing the company to reduce its debt–and its stock split early in June, which helped its share price to break out while leading us to reduce our position later that same month. We have owned bio-pharmaceutical services company PAREXEL International in RMT’s portfolio since 1999. Growing business and strong earnings helped its stock price to climb. Its standing as a long-term success in an otherwise volatile industry may also have helped. We reduced our position in June.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
     Even during positive performance periods, there are a few disappointments. Healthcare consultant First Consulting Group lost a customer that brought in about 10% of the firm’s business. After others had sold on this news, we increased our position based on the strength of the firm’s balance sheet, improving returns on capital and a series of promising acquisitions. Real estate investment trusts suffered from the slumping housing market and the subprime mortgage industry crisis during the first half of 2007. Opteum, which we have owned since 2005, was no exception, and the firm’s problems were exacerbated by the departure of some veteran executives. Its share price

First Consulting Group	$1,159,112

Opteum Cl. A	943,260

CorVel Corporation	859,879

Volt Information Sciences	793,760

Allied Defense Group	744,541

*Includes dividends

dropped dramatically, and while that did not deliver positive results in the short run, we saw enough promise in the company to justify adding to our position.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$290 million

Weighted Average P/E Ratio			20.6x*

Weighted Average P/B Ratio			2.1x

Weighted Average Yield			0.7%

Fund Net Assets			$369 million

Turnover Rate			19%

Net Leverage†			5%

Symbol
Market Price			RMT
NAV			XOTCX

*Excludes 22% of portfolio holdings with zero or negative earnings as of 6/30/07.

†Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/07 at NAV or Liquidation Value

23.8 million shares of Common Stock			$369 million

6.00% Cumulative Preferred Stock			$60 million

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RMT (NAV)	16.54%	17.02	0.97

Russell 2000	13.88	16.47	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

The Royce Funds 2007 Semiannual Report to Stockholders  |  15

AVERAGE ANNUAL NAV TOTAL RETURNS Through 6/30/07

Second Quarter 2007*			8.24%

Jan-June 2007*			15.94

One-Year			24.26

Three-Year			21.31

Five-Year			21.57

10-Year			14.16

Since Inception (11/1/96)†			15.22

* Not annualized.
† Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2006	15.9%	2001	10.0%

2005	13.3	2000	20.9

2004	29.2	1999	8.7

2003	54.3	1998	-6.8

2002	-12.5	1997	20.5

TOP 10 POSITIONS
% of Net Assets Applicable
to Common Stockholders

Australia Government 7.50% Bond			4.7%

New Zealand Government
6.00% Bond			4.2

Ivanhoe Mines			3.5

Unit Corporation			3.5

Schnitzer Steel Industries Cl. A			3.3

Reliance Steel & Aluminum			3.1

Thor Industries			3.0

Knight Capital Group Cl. A			2.9

Lincoln Electric Holdings			2.9

KKR Financial Holdings			2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets Applicable to Common Stockholders

Natural Resources			24.7%

Industrial Products			21.8

Technology			6.6

Consumer Products			6.6

Industrial Services			6.3

Financial Intermediaries			5.6

Health			5.1

Consumer Services			4.2

Financial Services			1.2

Bonds			8.9

Cash and Cash Equivalents			22.8

Royce Focus Trust

Manager’s Discussion
Royce Focus Trust (FUND) made its way successfully through the pleasantly buoyant waters of 2007’s first half, with notable results on both an absolute and relative basis. The Fund posted dynamic year-to-date returns, up 15.9% on a net asset value (NAV) basis and 8.6% on a market price basis, in both instances ahead of FUND’s small-cap benchmark, the Russell 2000, which was up 6.5% for the same period. Results were positive throughout the year’s first six months. In the first quarter, the Fund was up 7.1% on a net asset value (NAV) basis, and 7.4% on a market price basis, both results well out in front of the small-cap index, which was up 2.0%. During the second quarter, the Fund again outpaced the benchmark on an NAV basis, up 8.2% versus 4.4%, while its return on a market price basis was 1.2%.
As gratifying as recent short-term outperformance was, it remains the case that the Fund’s market cycle and other long-term periods offer what we believe is the best gauge of its strength. We were very pleased, then, that FUND maintained its longstanding record of strong absolute performances over these time periods. From the previous small-cap market peak on 3/9/00 through 6/30/07, FUND was up 248.4% and 327.3% on NAV and market price bases, respectively, versus a 50.8% result for the small-cap index.

The Fund also beat the Russell 2000 during the mostly bullish phase from 10/9/02 through 6/30/07, gaining 266.3% on an NAV basis and 298.4% on a market price basis, while the Russell 2000 gained 169.9% for the same period. These strong market cycle results were a key factor in FUND’s outperformance of the benchmark over calendar-based periods. On both an NAV and market price basis, the Fund’s limited portfolio of primarily small-cap stocks outpaced the index for the one-, three-, five-, 10-year and since-inception of our management periods ended 6/30/07. FUND’s average annual NAV total return since the inception of our management (11/1/96) was 15.2%.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/07

IPSCO	$3,396,454

Florida Rock Industries	2,290,728

Tesco Corporation	1,996,506

Ivanhoe Mines	1,984,500

Reliance Steel & Aluminum	1,704,000

*Includes dividends
Although there were plenty of positive performances in the portfolio during the first half, the strongest dollar-based net gains came from the Industrial Products and Natural Resources sectors. The Fund’s top two performers, IPSCO and Florida Rock Industries, were Industrial Products holdings. We first began to buy shares of construction aggregates company Florida Rock Industries in other Royce-managed portfolios more than 20 years ago and have had a position in FUND’s portfolio since 1998. In February 2007, the

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Russell 2000 is an unmanaged index of domestic small-cap common stocks.

16  |  The Royce Funds 2007 Semiannual Report to Stockholders

Performance and Portfolio Review

company was acquired by a larger competitor at a substantial premium. We finished selling our stake in April. The firm was consistently attractive to us as a conservatively capitalized, well-run business in a cyclical industry that has historically garnered attention from value investors. Canadian steel production and fabrication company IPSCO first attracted our attention in 2004 with its pristine balance sheet, strong history of earnings and high returns on capital. It was also the target of the urge to merge. Earlier this year, several larger firms began looking at the firm as a potential acquisition, with Swedish business SSAB finally closing the deal in May. We sold our shares between April and May.
Within Natural Resources, Tesco Corporation, which designs and manufactures oilfield products such as drilling and hydraulic systems, reported record first-quarter earnings. This helped its already rising stock price to keep climbing. We reduced our position at increasing prices between January and May. Ivanhoe Mines is a conservatively capitalized business with extensive operations in Mongolia. It recently won permission from that nation’s government to develop what could be the world’s largest undeveloped copper and gold deposits in tandem with another firm, news that gave a healthy sheen to Ivanhoe’s stock price. Unit Corporation reaped the rewards of running a strong, well-managed business in a mostly positive market for energy stocks. We added to our stake in January and June.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/07
Even the best performing periods have their blemishes. In the otherwise-profitable precious metals and mining industry within the Natural Resources sector, Gammon Gold disappointed. In a difficult market for gold and silver commodity prices, the firm went through a change in management (that we liked) and had some issues with its Mexican mining operations. We substantially increased our stake in institutional trading and asset management company Knight Capital Group. Its stock price began to slip in January as the firm experienced slumping profits from increased compensation costs. In the second quarter, earnings were hampered by a decline in its hedge fund fees.

Gammon Gold	$792,108

Knight Capital Group	579,621

The Timberland Company	516,700

KKR Financial Holdings	376,960

Nu Skin Enterprises Cl. A	304,000

*Includes dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization			$1,560 million

Weighted Average P/E Ratio			16.2x

Weighted Average P/B Ratio			2.7x

Weighted Average Yield			1.5%

Fund Net Assets			$182 million

Turnover Rate			36%

Net Leverage†			0%

Symbol
Mareket Price			FUND
NAV			XFUNX

† Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets, excluding preferred stock.
The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.

CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/07 at NAV or Liquidation Value

16.5 million shares of Common Stock			$182 million

6.00% Cumulative Preferred Stock			$25 million

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/07

Average Annual		Standard	Return
Total Return		Deviation	Efficiency*

FUND (NAV)	21.57%	17.04	1.27

Russell 2000	13.88	13.88	0.84

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period.

The Royce Funds 2007 Semiannual Report to Stockholders  |  17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		Amount	Purchase		NAV	Market
	History	Invested	Price*	Shares	Value**	Value**
Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Year-to-date distribution total $0.91		21.352	349

6/30/07		$21,922		8,451	$183,471	$181,020

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Year-to-date distribution total $0.66		15.075	154

6/30/07		$8,900		3,633	$56,130	$55,985

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Year-to-date distribution total $0.26		10.509	63

6/30/07		$7,044		2,593	$28,601	$29,353

*		Beginning with the 1997 (RVT), 2002 (RMT) and 2004 (FUND) distributions, the purchase price of distributions is a weighted average of the distribution reinvestment prices for the year.
**		Other than for initial purchase and June 30, 2007, values are stated as of December 31 of the year indicated, after reinvestment of distributions.

18	|	The Royce Funds 2007 Semiannual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2007.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

The Royce Funds 2007 Semiannual Report to Stockholders | 19

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 99.6%

Consumer Products – 4.8%
Apparel and Shoes - 1.5%
Kenneth Cole Productions Cl. A	35,000	$864,500
Columbia Sportswear	34,600	2,376,328
Hugo Boss	19,200	1,260,072
K-Swiss Cl. A	110,000	3,116,300
Polo Ralph Lauren Cl. A	6,200	608,282
Tandy Brands Accessories	16,900	213,954
Van De Velde	40,000	2,072,943
Weyco Group	307,992	8,294,225

		18,806,604

Collectibles - 0.2%
Russ Berrie & Company [a]	150,000	2,794,500

Food/Beverage/Tobacco - 0.2%
Hain Celestial Group [a,b]	37,800	1,025,892
Hershey Creamery	709	1,559,800

		2,585,692

Home Furnishing and Appliances - 0.5%
Aaron Rents	4,500	131,400
Ekornes	80,000	1,824,672
Ethan Allen Interiors	45,800	1,568,650
La-Z-Boy [b]	68,200	781,572
Rational	9,300	1,823,238

		6,129,532

Publishing - 0.5%
†Proquest Company [a,b]	180,000	1,701,000
Scholastic Corporation [a,b]	130,000	4,672,200

		6,373,200

Sports and Recreation - 0.7%
Beneteau	12,000	1,634,534
Coachmen Industries	47,700	460,782
Monaco Coach	166,650	2,391,427
Sturm, Ruger & Company [a,b]	272,900	4,235,408
Thor Industries	26,100	1,178,154

		9,900,305

Other Consumer Products - 1.2%
Blyth	14,700	390,726
Burnham Holdings Cl. B	36,000	585,000
Lazare Kaplan International [a]	103,600	820,512
Leapfrog Enterprises [a,b]	175,000	1,793,750
Matthews International Cl. A	100,000	4,361,000
RC2 Corporation [a]	132,600	5,305,326
Sally Beauty Holdings [a,b]	194,600	1,751,400

		15,007,714

Total (Cost $36,850,760)		61,597,547

Consumer Services – 5.6%
Direct Marketing - 0.2%
FTD Group	55,000	1,012,550
Takkt	95,000	1,695,940

		2,708,490

Leisure and Entertainment - 0.1%
Shuffle Master [a,b]	15,000	249,000
Steiner Leisure [a,b]	2,100	103,152

		352,152

	SHARES	VALUE
Media and Broadcasting - 0.1%
Cox Radio Cl. A [a,b]	23,000	$327,520
Discovery Holding Company Cl. B [a]	56,100	1,293,105

		1,620,625

Restaurants and Lodgings - 0.9%
Benihana Cl. A [a,b]	6,600	132,000
CEC Entertainment [a]	121,400	4,273,280
Morgans Hotel Group [a,b]	90,000	2,194,200
Steak n Shake [a]	183,000	3,054,270
Tim Hortons	50,000	1,537,500

		11,191,250

Retail Stores - 1.7%
America’s Car-Mart [a,b]	90,400	1,228,536
Bulgari	200,000	3,223,916
CarMax [a,b]	82,000	2,091,000
Children’s Place Retail Stores [a]	13,670	705,919
Cost Plus [a,b]	80,500	682,640
Fred’s Cl. A	50,000	669,000
Fielmann	20,000	1,266,828
Gander Mountain [a,b]	53,300	604,955
Hot Topic [a,b]	29,000	315,230
Krispy Kreme Doughnuts [a]	85,000	787,100
99 Cents Only Stores [a,b]	95,000	1,245,450
Stein Mart	142,800	1,750,728
Tiffany & Co.	75,000	3,979,500
Urban Outfitters [a,b]	27,000	648,810
West Marine [a]	131,100	1,803,936
Wet Seal (The) Cl. A [a,b]	162,000	973,620

		21,977,168

Other Consumer Services - 2.6%
Corinthian Colleges [a,b]	106,500	1,734,885
ITT Educational Services [a]	80,000	9,390,400
Laureate Education [a]	37,500	2,312,250
MoneyGram International	74,900	2,093,455
Renaissance Learning	15,000	197,250
Sotheby’s Cl. A	382,200	17,588,844
†Travelcenters of America [a,b]	2,500	101,125

		33,418,209

Total (Cost $41,745,500)		71,267,894

Diversified Investment Companies – 0.1%
Closed-End Funds - 0.1%
Central Fund of Canada Cl. A	111,500	1,013,535

Total (Cost $589,526)		1,013,535

Financial Intermediaries – 10.8%
Banking - 3.2%
Ameriana Bancorp	20,000	199,000
BOK Financial	129,327	6,908,648
Bank of N.T. Butterfield & Son	118,750	7,125,000
CFS Bancorp	260,000	3,775,200
Cadence Financial	30,300	590,244
Commercial National Financial	52,575	986,307
Farmers & Merchants Bank of Long Beach	1,266	8,418,900
Hawthorn Bancshares	44,400	1,443,000
Heritage Financial	12,915	308,023
HopFed Bancorp	25,000	402,250

20 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
Jefferson Bancshares	32,226	$380,589
Mechanics Bank	200	3,900,000
Old Point Financial	20,000	510,600
Partners Trust Financial Group	100,000	1,050,000
Sun Bancorp [a,b]	46,305	781,165
Tompkins Financial	17,545	656,183
W Holding Company	44,700	118,008
Whitney Holding	40,500	1,219,050
Wilber Corporation	31,700	293,225
Wilmington Trust	31,000	1,286,810
Yadkin Valley Financial	3,800	69,730

		40,421,932

Insurance - 3.9%
ACA Capital Holdings [a,b]	50,000	595,000
Alleghany Corporation [a]	11,318	4,600,767
Aspen Insurance Holdings	64,000	1,796,480
Commerce Group	89,000	3,090,080
Erie Indemnity Cl. A	139,900	7,560,196
IPC Holdings	27,000	871,830
Leucadia National	84,940	2,994,135
Markel Corporation [a,b]	7,200	3,488,832
Montpelier Re Holdings	66,000	1,223,640
NYMAGIC	85,200	3,425,040
Ohio Casualty	68,502	2,966,822
PXRE Group [a]	166,551	772,797
ProAssurance Corporation [a,b]	38,070	2,119,357
RLI	99,724	5,579,558
Security Capital Assurance	30,000	926,100
Wesco Financial	4,750	1,828,750
White Mountains Insurance Group	9,000	5,454,180

		49,293,564

Real Estate Investment Trusts - 0.4%
Capstead Mortgage	181,100	1,756,670
Gladstone Commercial	34,700	680,120
Opteum Cl. A	897,500	2,441,200

		4,877,990

Securities Brokers - 1.0%
Cowen Group [a]	32,000	573,120
Dundee Wealth Management	100,000	1,541,422
Evercore Partners Cl. A	19,400	577,538
First Albany Companies [a,b]	350,100	584,667
Investment Technology Group [a,b]	30,400	1,317,232
Knight Capital Group Cl. A [a,b]	229,700	3,813,020
Lazard Cl. A	31,000	1,395,930
optionsXpress Holdings	53,000	1,359,980
Shinko Securities	464,300	2,405,875

		13,568,784

Other Financial Intermediaries - 2.3%
AP Alternative Assets L.P.	234,600	4,281,450
JAFCO	37,300	1,720,723
KKR Financial	171,200	4,264,592
KKR Private Equity Investors LLP	105,000	2,362,500
†Kohlberg Capital	81,800	1,517,390
MCG Capital	138,000	2,210,760
MVC Capital	397,200	7,471,332
MarketAxess Holdings [a]	67,000	1,205,330
	SHARES	VALUE

NGP Capital Resources	50,000	$836,000
RHJ International [a]	177,500	3,507,464

		29,377,541

Total (Cost $100,428,652)		137,539,811

Financial Services – 8.5%
Information and Processing - 1.7%
eFunds Corporation [a,b]	126,875	4,477,419
FactSet Research Systems	35,350	2,416,172
Global Payments	68,500	2,716,025
Interactive Data	134,300	3,596,554
PRG-Schultz International [a,b]	14,420	229,278
SEI Investments	282,400	8,200,896

		21,636,344

Insurance Brokers - 1.2%
Crawford & Company Cl. A [a]	289,200	1,821,960
Crawford & Company Cl. B [a]	162,300	1,097,148
†eHealth [a,b]	25,000	477,250
Enstar Group [a,b]	7,000	844,970
Gallagher (Arthur J.) & Co.	111,200	3,100,256
Hilb Rogal & Hobbs	155,050	6,645,443
National Financial Partners	22,000	1,018,820

		15,005,847

Investment Management - 5.1%
ADDENDA Capital	150,900	3,208,529
AllianceBernstein Holding L.P.	333,100	29,009,679
BKF Capital Group [a]	227,050	522,215
Calamos Asset Management Cl. A	45,000	1,149,750
Eaton Vance	140,400	6,202,872
Federated Investors Cl. B	161,900	6,205,627
GAMCO Investors Cl. A	158,600	8,889,530
Nuveen Investments Cl. A	138,600	8,613,990
SPARX Group	2,300	1,709,239

		65,511,431

Other Financial Services - 0.5%
AmeriCredit Corporation [a,b]	18,870	500,998
Centerline Holding Company	59,600	1,072,800
Credit Acceptance [a,b]	86,601	2,323,505
Municipal Mortgage & Equity	40,300	982,514
Ocwen Financial [a,b]	50,000	666,500
World Acceptance [a,b]	21,700	927,241

		6,473,558

Total (Cost $61,728,918)		108,627,180

Health – 6.8%
Commercial Services - 1.4%
First Consulting Group [a,b]	560,900	5,328,550
PAREXEL International [a,b]	313,700	13,194,222

		18,522,772

Drugs and Biotech - 1.6%
Affymetrix [a,b]	10,000	248,900
Antigenics [a,b]	99,300	283,998
Biovail Corporation	41,200	1,047,304
Endo Pharmaceuticals Holdings [a]	155,000	5,305,650
Gene Logic [a]	365,000	503,700
†Genitope Corporation [a,b]	100,000	386,000
Human Genome Sciences [a,b]	90,000	802,800
K-V Pharmaceutical Cl. A [a,b]	51,500	1,402,860

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Medicines Company (The) [a,b]	20,000	$352,400
Millennium Pharmaceuticals [a,b]	100,000	1,057,000
Mylan Laboratories	52,200	949,518
Myriad Genetics [a,b]	50,000	1,859,500
Origin Agritech [a]	3,500	28,875
Perrigo Company	191,950	3,758,381
Pharmanet Development Group [a]	10,000	318,800
QLT [a]	114,070	844,118
VIVUS [a,b]	163,300	854,059

		20,003,863

Health Services - 1.4%
Albany Molecular Research [a]	85,000	1,262,250
Cross Country Healthcare [a]	30,000	500,400
Eclipsys Corporation [a,b]	20,000	396,000
Gentiva Health Services [a]	30,150	604,809
HMS Holdings [a,b]	50,000	957,000
HealthSouth Corporation [a,b]	200,000	3,622,000
Lincare Holdings [a,b]	52,562	2,094,596
MedQuist [a]	73,893	673,165
National Home Health Care	20,000	252,000
On Assignment [a,b]	375,400	4,024,288
Paramount Acquisition (Units) [a]	280,000	1,976,800
Res-Care [a,b]	65,460	1,383,824

		17,747,132

Medical Products and Devices - 2.2%
Allied Healthcare Products [a]	210,612	1,377,402
Arrow International	61,028	2,336,152
ArthroCare Corporation [a,b]	10,000	439,100
Atrion Corporation	15,750	1,543,500
Bruker BioSciences [a]	370,200	3,335,502
Coloplast Cl. B	17,000	1,383,584
CONMED Corporation [a,b]	81,500	2,386,320
IDEXX Laboratories [a,b]	79,000	7,475,770
Invacare Corporation	103,100	1,889,823
STERIS Corporation	98,600	3,017,160
Young Innovations	62,550	1,825,209
Zoll Medical [a,b]	40,400	901,324

		27,910,846

Personal Care - 0.2%
Nutraceutical International [a]	22,800	377,796
USANA Health Sciences [a,b]	38,900	1,740,386

		2,118,182

Total (Cost $57,167,473)		86,302,795

Industrial Products – 16.6%
Automotive - 0.6%
ElringKlinger	16,900	1,545,091
Fuel Systems Solutions [a,b]	22,500	373,050
LKQ Corporation [a,b]	200,000	4,932,000
Quantam Fuel Systems Technologies Worldwide [a,b]	15,500	24,180
Superior Industries International	52,000	1,131,520

		8,005,841

Building Systems and Components - 1.0%
Decker Manufacturing	6,022	218,900
Preformed Line Products	91,600	4,397,716
	SHARES	VALUE

Simpson Manufacturing	250,800	$8,461,992

		13,078,608

Construction Materials - 1.8%
Ash Grove Cement Cl. B	50,518	12,124,320
Heywood Williams Group [a]	958,837	1,906,187
Synalloy Corporation	198,800	6,938,120
USG Corporation [a,b]	25,000	1,226,000

		22,194,627

Industrial Components - 1.3%
Barnes Group	20,000	633,600
C & D Technologies [a]	345,700	1,935,920
CLARCOR	83,500	3,125,405
Donaldson Company	92,800	3,299,040
GrafTech International [a,b]	64,790	1,091,064
PerkinElmer	135,000	3,518,100
Powell Industries [a,b]	92,400	2,934,624
II-VI [a]	13,500	366,795

		16,904,548

Machinery - 5.2%
†A.S.V. [a,b]	14,800	255,744
Baldor Electric	62,900	3,099,712
Coherent [a,b]	243,500	7,429,185
Exco Technologies	91,000	394,668
Federal Signal	58,600	929,396
Franklin Electric	84,200	3,972,556
Graco	101,825	4,101,511
Hardinge	26,193	891,348
IDEX Corporation	54,000	2,081,160
Intermec [a,b]	23,000	582,130
Lincoln Electric Holdings	188,680	14,007,603
Mueller Water Products Cl. A	50,000	853,000
Nordson Corporation	172,200	8,637,552
Pfeiffer Vacuum Technology	18,500	1,784,015
Rofin-Sinar Technologies [a,b]	128,000	8,832,000
Williams Controls [a]	37,499	655,858
Woodward Governor	144,800	7,771,416

		66,278,854

Metal Fabrication and Distribution - 1.8%
Commercial Metals	36,600	1,235,982
CompX International Cl. A	292,300	5,407,550
Gerdau Ameristeel	61,100	893,893
Kaydon Corporation	177,400	9,246,088
NN	197,100	2,325,780
Novamerican Steel [a]	10,800	575,964
RBC Bearings [a]	30,000	1,237,500
Reliance Steel & Aluminum	25,920	1,458,259

		22,381,016

Paper and Packaging - 0.2%
Mayr-Melnhof Karton	8,100	1,843,747
Peak International [a]	408,400	1,155,772

		2,999,519

Specialty Chemicals and Materials - 1.4%
Aceto Corporation	78,410	726,861
American Vanguard	26,666	381,857
Balchem Corporation	16,875	306,619
Cabot Corporation	163,500	7,795,680
Fuel Tech [a,b]	10,000	342,500
Hawkins	206,878	3,196,265

22 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Lydall [a,b]	35,500	$518,655
Schulman (A.)	143,100	3,481,623
Sensient Technologies	22,000	558,580

		17,308,640

Textiles - 0.1%
Unifi [a,b]	145,100	380,162

Other Industrial Products - 3.2%
Brady Corporation Cl. A	293,400	10,896,876
Diebold	86,700	4,525,740
Distributed Energy Systems [a]	32,000	41,600
Kimball International Cl. B	286,180	4,009,382
Maxwell Technologies [a,b]	21,500	305,730
Mettler-Toledo International [a]	28,700	2,741,137
Munters	100,000	1,571,821
Myers Industries	30,499	674,333
Peerless Manufacturing [a]	297,200	6,131,236
Raven Industries	86,200	3,078,202
Solar Integrated Technologies [a]	75,000	168,680
Somfy	7,000	2,285,164
Waters Corporation [a]	75,990	4,510,766

		40,940,667

Total (Cost $103,760,088)		210,472,482

Industrial Services – 11.0%
Advertising and Publishing - 1.0%
Focus Media Holding ADR [a,b]	70,000	3,535,000
Interpublic Group of Companies [a,b]	510,000	5,814,000
Lamar Advertising Cl. A	26,000	1,631,760
MDC Partners Cl. A [a]	60,000	525,000
ValueClick [a,b]	45,000	1,325,700

		12,831,460

Commercial Services - 3.2%
Allied Waste Industries [a]	188,800	2,541,248
Anacomp Cl. A [a]	26,000	191,100
BB Holdings [a]	289,400	1,525,504
†Canadian Solar [a,b]	50,000	470,000
Convergys Corporation [a]	121,000	2,933,040
Copart [a,b]	158,100	4,836,279
eResearch Technology [a,b]	181,000	1,721,310
First Advantage Cl. A [a,b]	5,000	115,050
Hewitt Associates Cl. A [a,b]	208,720	6,679,040
Iron Mountain [a,b]	234,262	6,121,266
Learning Tree International [a,b]	53,400	699,540
MPS Group [a]	564,600	7,548,702
Michael Page International	140,000	1,477,360
New Horizons Worldwide [a]	228,600	205,740
OneSource Services [a]	25,437	328,189
Onex Corporation	50,000	1,727,294
Spherion Corporation [a,b]	53,000	497,670
TRC Companies [a]	3,600	53,388
Viad Corporation	9,025	380,584
Wright Express [a,b]	30,000	1,028,100

		41,080,404

Engineering and Construction - 0.9%
Boskalis Westminster	40,200	1,605,599
Dycom Industries [a,b]	35,500	1,064,290
	SHARES	VALUE

Fleetwood Enterprises [a]	234,300	$2,120,415
Insituform Technologies Cl. A [a,b]	137,000	2,987,970
KBR [a]	115,000	3,016,450

		10,794,724

Food and Tobacco Processors - 0.4%
MGP Ingredients	127,400	2,153,060
Performance Food Group [a,b]	10,000	324,900
Seneca Foods Cl. A [a]	80,000	2,081,600
Seneca Foods Cl. B [a]	13,251	353,802

		4,913,362

Industrial Distribution - 1.9%
Central Steel & Wire	6,062	3,867,556
MSC Industrial Direct Cl. A	20,000	1,100,000
Ritchie Bros. Auctioneers	310,400	19,437,248

		24,404,804

Printing - 0.1%
Bowne & Co.	68,100	1,328,631

Transportation and Logistics - 3.0%
Alexander & Baldwin	60,000	3,186,600
Atlas Air Worldwide Holdings [a,b]	17,000	1,001,980
C. H. Robinson Worldwide	80,000	4,201,600
Forward Air	244,750	8,343,527
Frozen Food Express Industries	286,635	2,906,479
Hub Group Cl. A [a,b]	174,400	6,131,904
Landstar System	11,200	540,400
Patriot Transportation Holding [a]	80,300	6,962,010
UTI Worldwide	105,000	2,812,950
Universal Truckload Services [a]	115,100	2,287,037

		38,374,487

Other Industrial Services - 0.5%
Landauer	117,900	5,806,575

Total (Cost $73,843,574)		139,534,447

Natural Resources – 9.6%
Energy Services - 4.3%
Atwood Oceanics [a,b]	29,400	2,017,428
†Cal Dive International [a,b]	35,000	582,050
Carbo Ceramics	158,400	6,939,504
Core Laboratories [a,b]	10,000	1,016,900
Ensign Energy Services	126,300	2,252,711
Environmental Power [a,b]	326,000	2,917,700
Global Industries [a]	54,500	1,461,690
Hanover Compressor [a,b]	208,000	4,960,800
Helmerich & Payne	80,600	2,854,852
Input/Output [a]	434,500	6,782,545
National Fuel Gas	47,500	2,057,225
TETRA Technologies [a,b]	68,000	1,917,600
Universal Compression Holdings [a,b]	221,300	16,037,611
Willbros Group [a,b]	103,800	3,080,784

		54,879,400

Oil and Gas - 2.3%
Bill Barrett [a,b]	50,000	1,841,500
Carrizo Oil & Gas [a,b]	41,700	1,729,299
Cimarex Energy	193,990	7,645,146
Falcon Oil & Gas [a]	360,000	479,887
Helix Energy Solutions Group [a,b]	34,226	1,365,960
Particle Drilling Technologies [a]	61,500	135,300
Penn Virginia	32,880	1,321,776

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
PetroCorp [a,c]	61,400	$0
SEACOR Holdings [a,b]	147,000	13,723,920
Storm Cat Energy [a,b]	330,800	377,112
W &T Offshore	25,000	699,750

		29,319,650

Precious Metals and Mining - 2.2%
Agnico-Eagle Mines	34,000	1,241,000
Centerra Gold [a]	30,000	297,113
Constellation Copper [a]	186,900	252,651
Etruscan Resources [a]	675,900	1,966,947
Gammon Gold [a]	178,300	2,250,146
Golden Star Resources [a,b]	175,000	649,250
Hecla Mining [a,b]	598,000	5,106,920
IAMGOLD Corporation	315,620	2,417,649
International Coal Group [a,b]	189,000	1,130,220
Ivanhoe Mines [a,b]	140,000	1,993,600
†Kinross Gold [a,b]	110,286	1,288,140
Meridian Gold [a,b]	111,000	3,061,380
Miramar Mining [a]	445,000	1,909,050
Northgate Minerals [a]	100,000	290,000
Pan American Silver [a,b]	41,000	1,079,530
Randgold Resources ADR	53,000	1,176,070
Royal Gold	34,400	817,688
Yamana Gold	80,000	889,600

		27,816,954

Real Estate - 0.6%
Alico	27,000	1,646,730
Consolidated-Tomoka Land	13,564	939,850
The St. Joe Company	98,900	4,583,026

		7,169,606

Other Natural Resources - 0.2%
PICO Holdings [a]	50,200	2,171,652

Total (Cost $67,078,639)		121,357,262

Technology – 23.4%
Aerospace and Defense - 0.6%
Allied Defense Group (The) [a,b]	45,700	351,433
Astronics Corporation [a]	52,400	1,670,512
Axsys Technologies [a]	10,000	213,900
Ducommun [a]	117,200	3,015,556
Hexcel Corporation [a,b]	47,500	1,000,825
Integral Systems	49,800	1,210,638

		7,462,864

Components and Systems - 5.6%
Analogic Corporation	40,135	2,950,324
Belden CDT	57,800	3,199,230
Checkpoint Systems [a]	56,060	1,415,515
Dionex Corporation [a]	81,000	5,750,190
Electronics for Imaging [a]	25,000	705,500
Energy Conversion Devices [a,b]	105,500	3,251,510
Excel Technology [a]	168,500	4,707,890
Hutchinson Technology [a,b]	47,500	893,475
Imation Corporation	15,700	578,702
InFocus Corporation [a]	228,100	508,663
KEMET Corporation [a]	95,600	673,980
Methode Electronics	50,000	782,500
	SHARES	VALUE

Newport Corporation [a,b]	592,200	$9,167,256
On Track Innovations [a,b]	40,000	252,000
Perceptron [a,b]	397,400	3,930,286
Plexus Corporation [a,b]	325,700	7,487,843
Radiant Systems [a,b]	32,500	430,300
Richardson Electronics	116,700	1,079,475
TTM Technologies [a,b]	221,400	2,878,200
Technitrol	311,200	8,922,104
Tektronix	159,680	5,387,603
Vishay Intertechnology [a,b]	186,000	2,942,520
Zebra Technologies Cl. A [a,b]	76,525	2,964,578

		70,859,644

Distribution - 1.6%
Agilysys	165,125	3,715,313
Anixter International [a]	61,795	4,647,602
Benchmark Electronics [a]	208,200	4,709,484
Solectron Corporation [a]	1,070,100	3,937,968
Tech Data [a,b]	86,500	3,326,790

		20,337,157

Internet Software and Services - 1.4%
Arbinet-thexchange [a]	87,200	525,816
CMGI [a,b]	1,535,000	2,993,250
CNET Networks [a,b]	155,400	1,272,726
CryptoLogic	68,500	1,671,400
CyberSource Corporation [a,b]	10,000	120,600
EarthLink [a,b]	55,200	412,344
Internap Network Services [a,b]	144,890	2,089,314
j2 Global Communications [a,b]	43,420	1,515,358
Jupitermedia Corporation [a,b]	500,000	3,640,000
Lionbridge Technologies [a]	37,500	220,875
RealNetworks [a,b]	245,400	2,004,918
SupportSoft [a]	220,000	1,201,200

		17,667,801

IT Services - 4.3%
Alten [a]	52,000	2,049,447
answerthink [a]	655,000	2,371,100
BearingPoint [a,b]	788,800	5,766,128
Black Box	47,000	1,944,860
CACI International Cl. A [a,b]	10,000	488,500
CIBER [a,b]	10,000	81,800
Cogent Communications Group [a,b]	204,200	6,099,454
Computer Task Group [a]	101,100	451,917
Covansys Corporation [a,b]	188,900	6,409,377
Diamond Management & Technology Consultants	80,400	1,061,280
Forrester Research [a]	40,300	1,133,639
Gartner [a]	126,000	3,098,340
MAXIMUS	127,900	5,548,302
Perot Systems Cl. A [a,b]	165,100	2,813,304
Sapient Corporation [a,b]	806,602	6,235,033
Syntel	152,679	4,639,915
TriZetto Group (The) [a,b]	215,200	4,166,272

		54,358,668

Semiconductors and Equipment - 3.7%
Axcelis Technologies [a,b]	135,000	876,150
BE Semiconductor Industries [a,b]	58,000	377,000
Brooks Automation [a,b]	28,500	517,275
Cabot Microelectronics [a]	131,200	4,656,288

24 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
CEVA [a]	31,666	$269,161
Cognex Corporation	197,700	4,450,227
DSP Group [a,b]	115,000	2,354,050
DTS [a,b]	64,100	1,395,457
Diodes [a,b]	167,900	7,013,183
Dolby Laboratories Cl. A [a]	148,900	5,272,549
Exar Corporation [a,b]	231,976	3,108,478
Fairchild Semiconductor International [a,b]	51,200	989,184
Himax Technologies ADR [a]	100,000	577,000
International Rectifier [a,b]	120,000	4,471,200
Intevac [a,b]	57,450	1,221,387
Jazz Technologies (Units) [a]	600,000	2,760,000
Kulicke & Soffa Industries [a,b]	105,800	1,107,726
Novellus Systems [a,b]	12,000	340,440
Pericom Semiconductor [a,b]	58,000	647,280
Power Integrations [a]	49,000	1,274,000
Sanmina-SCI Corporation [a,b]	200,000	626,000
Semitool [a,b]	50,000	480,500
Staktek Holdings [a]	184,700	725,871
Veeco Instruments [a,b]	65,000	1,348,100
†Vimicro International ADR [a,b]	160,000	928,000

		47,786,506

Software - 3.6%
Advent Software [a,b]	116,800	3,801,840
ANSYS [a,b]	100,000	2,650,000
Aspen Technology [a]	27,100	379,400
Avid Technology [a,b]	50,000	1,767,500
BEA Systems [a]	65,610	898,201
Borland Software [a,b]	280,000	1,663,200
Epicor Software [a,b]	79,900	1,188,113
iPass [a,b]	268,400	1,454,728
JDA Software Group [a,b]	99,900	1,961,037
MSC.Software [a]	70,000	947,800
ManTech International Cl. A [a,b]	119,400	3,681,102
NAVTEQ Corporation [a,b]	70,000	2,963,800
Net 1 UEPS Technologies [a,b]	50,000	1,207,500
PLATO Learning [a]	149,642	688,353
Progress Software [a,b]	30,500	969,595
SPSS [a]	179,600	7,927,544
Sybase [a]	82,600	1,973,314
THQ [a,b]	20,000	610,400
Transaction Systems Architects Cl. A [a]	228,150	7,679,529
Verint Systems [a,b]	40,000	1,224,000

		45,636,956

Telecommunications - 2.6%
Adaptec [a,b]	2,584,100	9,845,421
ADTRAN	65,000	1,688,050
Catapult Communications [a,b]	87,100	864,032
Covad Communications Group [a,b]	35,000	31,500
Foundry Networks [a]	373,400	6,220,844
Globalstar [a,b]	50,000	517,500
Globecomm Systems [a]	233,700	3,416,694
Golden Telecom [a]	40,000	2,200,400
IDT Corporation	108,400	1,089,420
IDT Corporation Cl. B [b]	65,000	670,800
Level 3 Communications [a,b]	401,341	2,347,845
	SHARES	VALUE

†NMS Communications [a,b]	300,000	$516,000
†Orbcomm [a,b]	30,000	492,300
Sycamore Networks [a,b]	171,000	687,420
Tandberg	70,500	1,587,070
Tollgrade Communications [a]	20,000	211,000
USA Mobility	37,500	1,003,500

		33,389,796

Total (Cost $206,468,593)		297,499,392

Utilities – 0.2%
CH Energy Group	44,500	2,001,165
Southern Union	11,576	377,262

Total (Cost $2,127,413)		2,378,427

Miscellaneous [d] – 2.2%
Total (Cost $26,852,585)		27,740,047

TOTAL COMMON STOCKS
(Cost $778,641,721)		1,265,330,819

PREFERRED STOCKS – 0.1%
Aristotle Corporation 11.00% Conv.	4,800	40,080
Seneca Foods Conv. [a,c]	85,000	1,990,530

TOTAL PREFERRED STOCKS
(Cost $1,310,255)		2,030,610

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.1%
Dixie Group 7.00%
Conv. Sub. Deb. due 5/15/12	$352,000	337,920

TOTAL CORPORATE BONDS
(Cost $293,507)		337,920

REPURCHASE AGREEMENTS – 17.0%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $71,123,215 (collateralized
by obligations of various U.S. Government
Agencies, valued at $72,870,420)
(Cost $71,093,000)		71,093,000

Lehman Brothers (Tri-Party),
5.05% dated 6/29/07, due 7/2/07,
maturity value $145,061,021 (collateralized
by obligations of various U.S. Government
Agencies, valued at $147,966,873)
(Cost $145,000,000)		145,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $216,093,000)		216,093,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 25

Royce Value Trust	June 30, 2007 (unaudited)

Schedule of Investments

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 9.6%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.27%)	$122,173,543

(Cost $122,173,543)	122,173,543

TOTAL INVESTMENTS – 126.4%
(Cost $1,118,512,026)	1,605,965,892

LIABILITIES LESS CASH
AND OTHER ASSETS – (9.1)%	(116,029,775)

PREFERRED STOCK – (17.3)%	(220,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%	$1,269,936,117

[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at June 30, 2007. Total market value of loaned securities at June 30, 2007 was $118,693,269.
[c]	Securities for which market quotations are no longer readily available represent 0.2% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
[d]	Includes securities first acquired in 2007 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2007.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2007 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,119,700,514. At June 30, 2007, net unrealized appreciation for all securities was $486,265,378, consisting of aggregate gross unrealized appreciation of $527,222,556 and aggregate gross unrealized depreciation of $40,957,178. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

26 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	June 30, 2007 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$1,389,872,892
Repurchase agreements (at cost and value)	216,093,000
Receivable for investments sold	9,790,553
Receivable for dividends and interest	768,978
Prepaid expenses and other assets	185,210

Total Assets	1,616,710,633

LIABILITIES:
Payable for collateral on loaned securities	122,173,543
Payable to custodian for cash overdrawn and foreign currency	369,622
Payable for investments purchased	2,209,377
Payable for investment advisory fee	1,412,077
Preferred dividends accrued but not yet declared	288,454
Accrued expenses	321,443

Total Liabilities	126,774,516

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,269,936,117

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 58,497,690 shares outstanding (150,000,000 shares authorized)	$741,443,771
Undistributed net investment income (loss)	1,839,388
Accumulated net realized gain (loss) on investments and foreign currency	98,366,907
Net unrealized appreciation (depreciation) on investments and foreign currency	487,454,293
Preferred dividends accrued but not yet declared	(59,168,242)

Net Assets applicable to Common Stockholders (net asset value per share - $21.71)	$1,269,936,117

* Investments at identified cost (including $122,173,543 of collateral on loaned securities)	$902,419,026
Market value of loaned securities	118,693,269

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 27

Royce Value Trust	Six Months Ended June 30, 2007 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliates	$6,154,391
Affiliated Companies	51,750
Interest	4,614,393
Securities lending	229,921

Total income	11,050,455

Expenses:
Investment advisory fees	7,095,425
Stockholder reports	200,162
Custody and transfer agent fees	98,289
Directors’ fees	65,041
Administrative and office facilities expenses	57,037
Professional fees	27,189
Other expenses	121,067

Total expenses	7,664,210
Compensating balance credits	(58,427)

Net expenses	7,605,783

Net investment income (loss)	3,444,672

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	79,703,578
Affiliated Companies	5,317,318
Net change in unrealized appreciation (depreciation) on investments and foreign currency	33,514,490

Net realized and unrealized gain (loss) on investments and foreign currency	118,535,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	121,980,058

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(6,490,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$115,490,058
* Net of foreign withholding tax of $187,777.

28 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/07	Year ended
	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$3,444,672	$6,996,692
Net realized gain (loss) on investments and foreign currency	85,020,896	110,169,442
Net change in unrealized appreciation (depreciation) on investments and foreign currency	33,514,490	93,033,099

Net increase (decrease) in net assets resulting from investment operations	121,980,058	210,199,233

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(1,020,228)
Net realized gain on investments and foreign currency	–	(11,959,772)
Quarterly distributions*	(6,490,000)	–

Total distributions to Preferred Stockholders	(6,490,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	115,490,058	197,219,233

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(7,788,658)
Net realized gain on investments and foreign currency	–	(91,303,684)
Quarterly distributions*	(52,389,793)	–

Total distributions to Common Stockholders	(52,389,793)	(99,092,342)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	26,408,289	50,180,586

Total capital stock transactions	26,408,289	50,180,586

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	89,508,554	148,307,477

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	1,180,427,563	1,032,120,086

End of period (including undistributed net investment income (loss) of $1,839,388 at 6/30/07 and $(1,605,284) at 12/31/06)	$1,269,936,117	$1,180,427,563

*To be allocated to net investment income and capital gains at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 29

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2007
	(unaudited)		2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$20.62		$18.87	$18.95	$17.03	$13.22	$17.31

INVESTMENT OPERATIONS:
Net investment income (loss)	0.06		0.13	0.01	(0.08)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	2.04		3.63	1.75	3.81	5.64	(2.25)

Total investment operations	2.10		3.76	1.76	3.73	5.59	(2.27)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.02)	–	–	–	(0.01)
Net realized gain on investments and foreign currency	–		(0.21)	(0.24)	(0.26)	(0.26)	(0.28)
Quarterly distributions*	(0.11)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.11)		(0.23)	(0.24)	(0.26)	(0.26)	(0.29)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.99		3.53	1.52	3.47	5.33	(2.56)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.14)	–	–	–	(0.07)
Net realized gain on investments and foreign currency	–		(1.64)	(1.61)	(1.55)	(1.30)	(1.44)
Quarterly distributions*	(0.91)		–	–	–	–	–

Total distributions to Common Stockholders	(0.91)		(1.78)	(1.61)	(1.55)	(1.30)	(1.51)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	0.01		(0.00)	0.01	0.00	(0.00)	(0.02)
Effect of rights offering and Preferred Stock offering	–		–	–	–	(0.22)	–

Total capital stock transactions	0.01		(0.00)	0.01	0.00	(0.22)	(0.02)

NET ASSET VALUE, END OF PERIOD	$21.71		$20.62	$18.87	$18.95	$17.03	$13.22

MARKET VALUE, END OF PERIOD	$21.42		$22.21	$20.08	$20.44	$17.21	$13.25

TOTAL RETURN (a):
Market Value	0.60	%***	20.96%	6.95%	29.60%	41.96%	(6.87)%
Net Asset Value	9.83	%***	19.50%	8.41%	21.42%	40.80%	(15.61)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.25	%**	1.29%	1.49%	1.51%	1.49%	1.72%
Management fee expense (d)	1.17	%**	1.20%	1.37%	1.39%	1.34%	1.56%
Other operating expenses	0.08	%**	0.09%	0.12%	0.12%	0.15%	0.16%
Net investment income (loss)	0.57	%**	0.62%	0.03%	(0.50)%	(0.36)%	(0.09)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$1,269,936		$1,180,428	$1,032,120	$993,304	$850,773	$560,776
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000		$220,000	$220,000	$220,000	$220,000	$160,000
Portfolio Turnover Rate	5%		21%	31%	30%	23%	35%
PREFERRED STOCK:
Total shares outstanding	8,800,000		8,800,000	8,800,000	8,800,000	8,800,000	6,400,000
Asset coverage per share	$169.31		$159.14	$142.29	$137.88	$121.68	$112.62
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
5.90% Cumulative	$24.35		$23.95	$24.75	$24.50	$25.04	–
7.80% Cumulative	–		–	–	–	$25.87	$26.37
7.30% Tax-Advantaged Cumulative	–		–	–	–	$25.53	$25.82

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.06% 1.08%, 1.22%, 1.21%, 1.19% and 1.38% for the periods ended June 30, 2007 and December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.62% and 1.82% for the periods ended December 31, 2003 and 2002, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of management fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.

30 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
The Fund values its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include

2007 Semiannual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Recent Accounting Pronouncements:
Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 was adopted for the Fund on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Stock:
The Fund issued 1,238,869 and 2,548,023 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

At June 30, 2007, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. Commencing October 9, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each

32 | 2007 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.

     For the six rolling 60-month periods ended June 2007, the investment performance of the Fund exceeded the investment performance of the S&P 600 by 4% to 12%. Accordingly, the investment advisory fee consisted of a Basic Fee of $5,523,766 and an upward adjustment of $1,571,659 for performance of the Fund above that of the S&P 600. For the six months ended June 30, 2007, the Fund accrued and paid Royce advisory fees totaling $7,095,425.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $68,057,069 and $194,640,593, respectively.

Transactions in Shares of Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2007:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	Gain (Loss)	Income	6/30/07	6/30/07

Synalloy Corporation*	345,000	$6,361,800	–	$761,702	$5,317,318	$51,750
		$6,361,800			$5,317,318	$51,750

* Not an Affiliated Company at June 30, 2007.
2007 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 103.7%

Consumer Products – 5.0%
Apparel and Shoes - 1.4%
†dELiA*s [a,c]	33,600	$256,368
Hartmarx Corporation [a]	70,000	557,900
Kleinert’s [a,d]	14,200	0
Steven Madden	21,750	712,530
True Religion Apparel [a]	24,900	506,217
Weyco Group	120,000	3,231,600

		5,264,615

Collectibles - 0.2%
Topps Company (The)	74,200	779,842

Food/Beverage/Tobacco - 0.6%
Green Mountain Coffee Roasters [a,c]	25,600	2,015,744
Nutrition 21 [a,c]	20,000	33,000

		2,048,744

Home Furnishing and Appliances - 0.3%
Lifetime Brands	42,054	860,004
†U.S. Home Systems [a,c]	10,000	99,500

		959,504

Publishing - 0.3%
Educational Development	7,000	54,740
†Proquest Company [a,c]	115,000	1,086,750

		1,141,490

Sports and Recreation - 1.0%
†Cybex International [a]	70,000	490,000
Monaco Coach	142,400	2,043,440
Orange 21 [a]	10,300	67,465
Sturm, Ruger & Company [a]	75,000	1,164,000

		3,764,905

Other Consumer Products - 1.2%
A.T. Cross Company Cl. A [a]	100,000	1,170,000
Burnham Holdings Cl. A	84,000	1,365,000
Cobra Electronics	10,000	96,400
Lazare Kaplan International [a]	151,700	1,201,464
NexCen Brands [a]	62,500	696,250

		4,529,114

Total (Cost $11,637,247)		18,488,214

Consumer Services – 4.6%
Direct Marketing - 0.3%
Dover Saddlery [a]	9,500	67,830
FTD Group	55,000	1,012,550

		1,080,380

Leisure and Entertainment - 0.1%
FortuNet [a,c]	5,000	50,450
IMAX Corporation [a,c]	25,000	105,500
TiVo [a,c]	20,000	115,800

		271,750

Media and Broadcasting - 0.2%
Outdoor Channel Holdings [a,c]	69,750	786,083

Restaurants and Lodgings - 0.2%
Benihana Cl. A [a,c]	800	16,000
Champps Entertainment [a]	13,800	65,550
†Cosi [a,c]	85,800	391,248
Famous Dave’s of America [a]	18,270	407,056

		879,854

	SHARES	VALUE
Retail Stores - 3.4%
A.C. Moore Arts & Crafts [a]	40,000	$784,400
America’s Car-Mart [a,c]	200,000	2,718,000
†Eddie Bauer Holdings [a,c]	27,600	354,660
Buckle (The)	35,250	1,388,850
Cache [a,c]	9,200	122,084
Casual Male Retail Group [a]	25,800	260,580
Cato Corporation Cl. A	68,100	1,494,114
Cost Plus [a,c]	45,077	382,253
Deb Shops	19,900	550,235
Stein Mart	148,900	1,825,514
United Retail Group [a]	60,600	704,778
West Marine [a,c]	142,000	1,953,920

		12,539,388

Other Consumer Services - 0.4%
Ambassadors Group	15,000	532,950
Ambassadors International	6,100	202,886
Collectors Universe	23,200	354,728
Premier Exhibitions [a,c]	21,900	345,144
Renaissance Learning	2,365	31,100

		1,466,808

Total (Cost $12,692,615)		17,024,263

Diversified Investment Companies – 1.4%
Closed-End Funds - 1.4%
ASA	48,900	3,156,984
Central Fund of Canada Cl. A	207,000	1,881,630

Total (Cost $2,675,077)		5,038,614

Financial Intermediaries – 10.7%
Banking - 3.1%
Abigail Adams National Bancorp	160,500	2,214,900
B of I Holding [a]	100,000	721,000
Bancorp (The) [a,c]	51,180	1,144,385
First National Lincoln	40,200	683,400
Lakeland Financial	45,000	957,150
Meta Financial Group	44,800	1,692,992
Nexity Financial [a]	141,699	1,456,666
Peapack-Gladstone Financial	27,600	747,132
Queen City Investments [a]	948	867,420
Quest Capital	30,000	85,614
Sterling Bancorp	32,869	526,890
Sterling Financial	7,779	225,124

		11,322,673

Insurance - 2.2%
AmCOMP [a]	5,600	54,600
American Safety Insurance Holdings [a]	20,000	476,600
CRM Holdings [a]	99,000	757,350
First Acceptance [a]	258,405	2,625,395
Independence Holding	33,534	685,100
NYMAGIC	65,400	2,629,080
Navigators Group [a]	15,200	819,280

		8,047,405

Real Estate Investment Trusts - 0.6%
Capstead Mortgage	154,900	1,502,530
Opteum Cl. A	249,000	677,280

		2,179,810

34 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 2.3%
Cowen Group [a]	63,800	$1,142,658
First Albany Companies [a]	95,000	158,650
International Assets Holding [a,c]	129,400	3,008,550
Sanders Morris Harris Group	136,000	1,583,040
Stifel Financial [a,c]	38,733	2,280,986
Thomas Weisel Partners Group [a,c]	6,500	108,225
Tradestation Group [a]	30,000	349,500

		8,631,609

Other Financial Intermediaries - 2.5%
Kohlberg Capital	98,100	1,819,755
MVC Capital	216,200	4,066,722
MarketAxess Holdings [a,c]	123,700	2,225,363
NGP Capital Resources	68,079	1,138,283

		9,250,123

Total (Cost $27,404,232)		39,431,620

Financial Services – 4.2%
Insurance Brokers - 0.2%
Crawford & Company Cl. A [a]	50,000	315,000
Health Benefits Direct [a,c]	211,100	496,085

		811,085

Investment Management - 3.6%
ADDENDA Capital	131,700	2,800,286
BKF Capital Group [a,b]	406,500	934,950
Epoch Holding Corporation [a]	211,500	2,831,985
Hennessy Advisors	24,750	321,750
Highbury Financial [a,b,c]	580,400	3,569,460
Highbury Financial (Warrants) [a]	533,900	822,206
Sceptre Investment Counsel	78,000	785,675
Westwood Holdings Group	31,900	1,089,704

		13,156,016

Other Financial Services - 0.4%
Chardan North China Acquisition [a,c]	149,000	1,099,620
Chardan North China Acquisition (Warrants) [a]	191,900	502,778

		1,602,398

Total (Cost $12,924,084)		15,569,499

Health – 14.2%
Commercial Services - 1.7%
First Consulting Group [a]	289,800	2,753,100
Medifast [a,c]	10,000	89,500
PAREXEL International [a,c]	80,900	3,402,654

		6,245,254

Drugs and Biotech - 5.6%
Adolor Corporation [a,c]	172,000	638,120
Allos Therapeutics [a,c]	123,600	546,312
Barrier Therapeutics [a,c]	11,300	73,450
Cambrex Corporation	16,000	212,320
Caraco Pharmaceutical Laboratories [a]	29,850	453,123
Cardiome Pharma [a,c]	21,000	193,410
Cell Genesys [a]	58,000	194,300
Cerus Corporation [a,c]	166,700	1,126,892
†Coley Pharmaceutical Group [a,c]	210,000	760,200
CollaGenex Pharmaceuticals [a,c]	25,000	310,000
Durect Corporation [a,c]	44,100	169,785
	SHARES	VALUE

DUSA Pharmaceuticals [a]	37,200	$114,576
Dyax Corporation [a,c]	44,800	187,712
Emisphere Technologies [a,c]	163,200	789,888
Favrille [a,c]	271,000	999,990
Gene Logic [a]	224,900	310,362
Genitope Corporation [a,c]	294,700	1,137,542
Halozyme Therapeutics [a,c]	9,300	85,839
Hi-Tech Pharmacal [a]	50,030	597,358
Idenix Pharmaceuticals [a]	7,700	45,430
ImmunoGen [a,c]	24,000	133,200
Infinity Pharmaceuticals [a,c]	8,750	95,200
Luminex Corporation [a,c]	20,475	252,047
Mannkind Corporation [a,c]	42,000	517,860
Maxygen [a]	5,000	42,850
Momenta Pharmaceuticals [a,c]	69,500	700,560
Myriad Genetics [a,c]	25,000	929,750
Nastech Pharmaceutical [a,c]	2,700	29,457
Neurogen Corporation [a,c]	40,000	265,600
Nuvelo [a,c]	214,000	582,080
Oncolytics Biotech [a,c]	36,000	74,880
Orchid Cellmark [a]	78,000	361,920
Origin Agritech [a,c]	221,688	1,828,926
Pharmacyclics [a]	228,000	620,160
Pharmanet Development Group [a,c]	25,000	797,000
Sangamo BioSciences [a,c]	21,000	170,520
Seattle Genetics [a,c]	72,000	706,320
Senesco Technologies [a,c]	24,800	28,520
Senomyx [a,c]	47,000	634,500
Sinovac Biotech [a,c]	125,000	325,000
Strategic Diagnostics [a,c]	123,600	558,672
Tapestry Pharmaceuticals [a,c]	483,000	903,210
Theragenics Corporation [a]	145,800	607,986
Trimeris [a,c]	90,000	615,600

		20,728,427

Health Services - 1.8%
†Air Methods [a,c]	11,900	436,373
Albany Molecular Research [a]	40,000	594,000
†Alliance Imaging [a,c]	94,800	890,172
Bio-Imaging Technologies [a]	32,177	219,769
Gentiva Health Services [a]	23,000	461,380
HMS Holdings [a,c]	11,900	227,766
Hooper Holmes [a]	88,600	296,810
MedCath Corporation [a,c]	18,000	572,400
Mediware Information Systems [a,c]	52,600	378,720
Odyssey Healthcare [a]	10,000	118,600
On Assignment [a]	41,100	440,592
RehabCare Group [a]	22,000	313,280
Res-Care [a,c]	45,500	961,870
Sun Healthcare Group [a,c]	41,000	594,090
U.S. Physical Therapy [a]	10,000	134,700

		6,640,522

Medical Products and Devices - 4.9%
Allied Healthcare Products [a]	273,500	1,788,690
AngioDynamics [a,c]	14,000	252,140
Anika Therapeutics [a,c]	17,000	258,230
Atrion Corporation	4,000	392,000
†CAS Medical Systems [a,c]	91,200	644,784
Caliper Life Sciences [a]	50,000	234,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Cardiac Science [a,c]	29,947	$328,219
CONMED Corporation [a,c]	3,900	114,192
Cutera [a,c]	15,400	383,768
Del Global Technologies [a]	461,301	1,176,318
EPIX Pharmaceuticals [a]	32,666	183,256
Endologix [a,c]	10,500	46,935
Exactech [a,c]	113,100	1,818,648
Golden Meditech Company [a]	24,100	13,870
IRIDEX Corporation [a]	30,700	160,868
Kensey Nash [a,c]	26,650	714,487
Medical Action Industries [a,c]	125,250	2,262,015
Merit Medical Systems [a]	8,700	104,052
NMT Medical [a]	13,101	155,640
Neurometrix [a,c]	21,500	208,765
Orthofix International [a]	28,000	1,259,160
OrthoLogic Corporation [a]	65,000	92,300
PLC Systems [a]	105,200	63,120
Possis Medical [a,c]	28,900	314,432
Shamir Optical Industry [a]	7,500	73,800
Synovis Life Technologies [a]	20,000	288,000
Thermage [a]	51,100	427,196
Urologix [a,c]	405,500	904,265
Utah Medical Products	42,300	1,342,602
Young Innovations	66,050	1,927,339

		17,933,591

Personal Care - 0.2%
Helen of Troy [a,c]	20,000	540,000
Nutraceutical International [a]	15,000	248,550

		788,550

Total (Cost $41,405,552)		52,336,344

Industrial Products – 14.2%
Automotive - 1.0%
International Textile Group [a]	85,000	595,000
LKQ Corporation [a,c]	11,400	281,124
Noble International	30,900	631,596
SORL Auto Parts [a,c]	67,500	486,000
Spartan Motors	6,300	107,226
Strattec Security [a]	28,300	1,330,100
Wescast Industries Cl. A	12,900	193,757

		3,624,803

Building Systems and Components - 1.1%
AAON	63,000	2,006,550
LSI Industries	65,112	1,165,505
Modtech Holdings [a,c]	51,400	138,780
†Napco Security Systems [a,c]	111,200	700,560

		4,011,395

Construction Materials - 1.5%
Ash Grove Cement	8,000	1,920,000
Monarch Cement	50,410	1,572,792
Synalloy Corporation	58,200	2,031,180

		5,523,972

Industrial Components - 1.9%
American Superconducter [a,c]	32,000	617,920
C & D Technologies [a]	53,000	296,800
Deswell Industries	105,300	1,149,876
Gerber Scientific [a,c]	50,500	586,810
	SHARES	VALUE

Ladish Company [a]	10,000	$430,000
Planar Systems [a,c]	142,000	1,063,580
Powell Industries [a]	46,800	1,486,368
Tech/Ops Sevcon	76,200	723,900
II-VI [a]	20,000	543,400

		6,898,654

Machinery - 3.2%
Alamo Group	38,600	972,720
Astec Industries [a,c]	40,200	1,697,244
Capstone Turbine [a,c]	200,000	216,000
†Eagle Test Systems [a,c]	13,000	208,780
†Flow International [a,c]	26,800	337,680
Gorman-Rupp Company	4,218	134,385
Hurco Companies [a]	17,000	849,660
K-Tron International [a]	9,600	973,152
Keithley Instruments	14,000	175,700
LeCroy Corporation [a]	2,000	19,440
MTS Systems	10,000	446,700
Mueller (Paul) Company	9,650	605,538
Sun Hydraulics	38,950	1,918,288
T-3 Energy Services [a]	4,912	164,306
Tennant Company	88,200	3,219,300

		11,938,893

Metal Fabrication and Distribution - 1.0%
Encore Wire	15,000	441,600
Haynes International [a,c]	8,020	677,129
Insteel Industries	35,300	635,400
NN	114,300	1,348,740
Novamerican Steel [a,c]	1,900	101,327
Olympic Steel	4,600	131,836
Samuel Manu-Tech	2,500	29,031
Universal Stainless & Alloy Products [a,c]	7,700	271,271

		3,636,334

Paper and Packaging - 0.1%
Mod-Pac Corporation [a]	23,200	237,800

Pumps, Valves and Bearings - 0.3%
CIRCOR International	28,000	1,132,040

Specialty Chemicals and Materials - 1.8%
Aceto Corporation	329,219	3,051,860
American Vanguard	8,233	117,897
Balchem Corporation	33,750	613,237
Foamex International [a]	28,744	326,526
Hawkins	121,967	1,884,390
NuCo2 [a,c]	20,000	513,400
Park Electrochemical	10,000	281,800

		6,789,110

Textiles - 0.1%
Unifi [a]	100,000	262,000

Other Industrial Products - 2.2%
Basin Water [a,c]	11,500	100,050
Color Kinetics [a,c]	50,000	1,670,500
Eastern Company (The)	39,750	1,155,135
Maxwell Technologies [a,c]	15,300	217,566
Peerless Manufacturing [a]	84,400	1,741,172
Quixote Corporation	33,300	622,710
Raven Industries	73,000	2,606,830

		8,113,963

Total (Cost $28,547,253)		52,168,964

36 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Industrial Services – 12.9%
Advertising and Publishing - 0.5%
Greenfield Online [a,c]	20,000	$318,200
Journal Register	80,200	359,296
MDC Partners Cl. A [a]	18,400	161,000
Traffix	84,700	465,850
†YP Corporation [a,c]	482,000	361,500

		1,665,846

Commercial Services - 5.0%
†Access Integrated Technologies Cl. A [a,c]	46,400	375,376
ADDvantage Technologies Group [a]	80,300	409,530
BB Holdings [a]	390,000	2,055,793
CBIZ [a,c]	87,000	639,450
†Canadian Solar [a,c]	25,000	235,000
Carlisle Group [a]	188,800	506,138
†ClearPoint Business Resources [a,c]	216,000	1,075,680
CorVel Corporation [a,c]	40,125	1,048,867
eResearch Technology [a,c]	185,000	1,759,350
GP Strategies [a]	35,000	380,800
Geo Group (The) [a,c]	102,400	2,979,840
Global Sources [a,c]	11,220	254,694
Intersections [a]	35,300	353,000
Kforce [a]	55,000	878,900
Metalico [a,c]	74,800	594,660
OneSource Services [a]	36,175	466,732
PDI [a]	29,708	304,804
PeopleSupport [a,c]	43,300	491,455
SM&A [a]	31,300	219,413
SYS [a,c]	480,000	945,600
Volt Information Sciences [a,c]	52,800	973,632
Westaff [a]	362,500	1,573,250
Willdan Group [a]	9,100	89,180

		18,611,144

Engineering and Construction - 1.6%
Cavco Industries [a,c]	4,400	165,088
Exponent [a]	130,600	2,921,522
Hanfeng Evergreen [a]	43,700	492,279
Insituform Technologies Cl. A [a,c]	56,400	1,230,084
Nobility Homes	5,800	121,974
Skyline Corporation	32,100	963,321
Sterling Construction [a,c]	6,300	133,245

		6,027,513

Food and Tobacco Processors - 1.6%
Cal-Maine Foods	50,000	819,000
Farmer Bros.	42,400	959,512
Galaxy Nutritional Foods [a]	432,600	233,604
ML Macadamia Orchards L.P.	120,200	615,424
Seneca Foods Cl. A [a]	62,500	1,626,250
Seneca Foods Cl. B [a]	42,500	1,134,750
Sunopta [a]	39,280	437,972

		5,826,512

Industrial Distribution - 0.4%
Central Steel & Wire	1,088	694,144
Elamex [a]	57,700	37,505
Lawson Products	19,500	754,650

		1,486,299

Printing - 1.2%
American Bank Note Holographics [a]	242,200	898,562
Bowne & Co.	66,500	1,297,415
	SHARES	VALUE

Champion Industries	23,500	$169,200
Courier Corporation	22,950	918,000
Ennis	9,700	228,144
Schawk	38,900	778,778

		4,290,099

Transportation and Logistics - 2.3%
ABX Air [a]	164,900	1,329,094
Dynamex [a,c]	8,300	211,899
†ExpressJet Holdings [a,c]	100,000	598,000
Forward Air	50,700	1,728,363
Frozen Food Express Industries	92,000	932,880
MAIR Holdings [a]	8,600	56,760
Marten Transport [a,c]	6,450	116,165
Midwest Air Group [a,c]	25,700	386,014
Patriot Transportation Holding [a]	3,000	260,100
Universal Truckload Services [a]	134,200	2,666,554
†Velocity Express [a,c]	234,816	201,942

		8,487,771

Other Industrial Services - 0.3%
Landauer	21,300	1,049,025
Team [a]	2,200	98,934

		1,147,959

Total (Cost $28,378,497)		47,543,143

Natural Resources – 10.4%
Energy Services - 4.2%
Dril-Quip [a,c]	55,000	2,472,250
Environmental Power [a]	90,000	805,500
†Flotek Industries [a,c]	2,600	155,870
†Green Plains Renewable Energy [a,c]	21,600	379,512
Gulf Island Fabrication	35,400	1,228,380
GulfMark Offshore [a,c]	55,400	2,837,588
Input/Output [a]	43,500	679,035
Pason Systems	209,200	3,275,716
Willbros Group [a,c]	77,900	2,312,072
World Energy Solutions [a]	829,600	1,207,116

		15,353,039

Oil and Gas - 1.6%
Bonavista Energy Trust	44,600	1,281,164
†Bronco Drilling [a]	28,200	462,762
CE Franklin [a]	32,050	373,382
†FX Energy [a,c]	99,300	908,595
Houston American Energy [a,c]	82,400	444,960
Nuvista Energy [a]	121,000	1,647,031
Particle Drilling Technologies [a,c]	40,000	88,000
PetroCorp [a,d]	104,200	0
Pioneer Drilling [a]	7,500	111,825
Savanna Energy Services [a]	2,500	46,937
Storm Cat Energy [a,c]	291,200	331,968
TXCO Resources [a,c]	5,500	56,540

		5,753,164

Precious Metals and Mining - 3.2%
†Allied Nevada Gold [a,c]	59,700	257,307
Aurizon Mines [a]	197,000	650,100
Brush Engineered Materials [a,c]	15,500	650,845
Central African Gold [a]	65,800	72,012
Central African Gold (Warrants) [a]	119,950	24,087
Chesapeake Gold [a,c]	20,000	129,547
Duluth Metals [a]	57,600	162,215

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Endeavour Mining Capital	337,000	$3,030,706
Endeavour Silver [a]	50,000	225,500
Entree Gold [a]	177,900	435,855
Gammon Gold [a,c]	83,836	1,058,010
Golden Star Resources [a]	168,100	623,651
Kimber Resources [a]	540,000	691,200
Metallica Resources [a]	186,300	838,350
Midway Gold [a]	227,500	587,303
Minefinders Corporation [a]	36,000	413,640
†New Gold [a,c]	141,200	917,800
Northern Orion Resources [a]	39,200	223,048
Northgate Minerals [a]	270,000	783,000
Vista Gold [a,c]	50,000	215,000

		11,989,176

Real Estate - 0.4%
HomeFed Corporation [a]	11,352	715,176
Kennedy-Wilson [a]	21,500	811,625

		1,526,801

Other Natural Resources - 1.0%
PICO Holdings [a]	45,700	1,976,982
Pope Resources L.P.	33,000	1,605,780

		3,582,762

Total (Cost $19,149,143)		38,204,942

Technology – 23.4%
Aerospace and Defense - 2.5%
Allied Defense Group (The) [a]	42,400	326,056
Astronics Corporation [a]	26,400	841,632
Ducommun [a]	72,100	1,855,133
HEICO Corporation	41,600	1,750,528
HEICO Corporation Cl. A	24,160	849,224
Integral Systems	99,922	2,429,104
LMI Aerospace [a,c]	6,100	148,169
SIFCO Industries [a,c]	45,800	857,376
TVI Corporation [a]	156,790	90,938

		9,148,160

Components and Systems - 3.5%
Acacia Research-Acacia Technologies [a]	94,450	1,526,312
CSP [a]	122,581	1,097,100
DDi Corporation [a]	54,047	431,836
Excel Technology [a]	91,900	2,567,686
Giga-tronics [a]	3,200	5,184
MOCON	15,600	179,400
Neoware [a,c]	103,200	1,397,328
Performance Technologies [a]	41,250	186,450
REMEC	143,387	217,948
Richardson Electronics	155,050	1,434,213
Rimage Corporation [a]	20,000	631,800
†SCM Microsystems [a,c]	70,300	210,900
Spectrum Control [a]	46,100	778,168
TTM Technologies [a]	123,700	1,608,100
TransAct Technologies [a]	78,600	470,814

		12,743,239

Distribution - 0.8%
Agilysys	90,000	2,025,000
Bell Industries [a]	39,400	143,810
	SHARES	VALUE

Nu Horizons Electronics [a,c]	40,000	$532,400
PC Mall [a,c]	26,000	317,980

		3,019,190

Internet Software and Services - 2.1%
Art Technology Group [a,c]	304,400	809,704
Convera Corporation Cl. A [a,c]	190,000	828,400
EDGAR Online [a,c]	27,700	74,790
iGATE Corporation [a]	273,400	2,192,668
Jupitermedia Corporation [a,c]	355,800	2,590,224
Lionbridge Technologies [a,c]	39,900	235,011
NIC	26,800	183,312
SkyTerra Communications [a]	62,200	541,140
Stamps.com [a]	33,200	457,496

		7,912,745

IT Services - 4.8%
CIBER [a,c]	182,662	1,494,175
Cogent Communications Group [a,c]	24,800	740,776
Computer Task Group [a]	431,100	1,927,017
Diamond Management & Technology
Consultants	138,100	1,822,920
Forrester Research [a,c]	101,500	2,855,195
Rainmaker Systems [a]	52,000	369,720
Sapient Corporation [a,c]	500,000	3,865,000
Syntel	54,300	1,650,177
TriZetto Group (The) [a]	145,200	2,811,072
†Yucheng Technologies [a,c]	20,000	154,600

		17,690,652

Semiconductors and Equipment - 2.6%
†Actions Semiconductor ADR [a,c]	50,000	307,500
Cascade Microtech [a,c]	50,037	599,944
CEVA [a]	9,800	83,300
Cohu	17,800	396,050
†DTS [a,c]	7,000	152,390
Electroglas [a]	281,700	605,655
Exar Corporation [a,c]	121,208	1,624,187
Ikanos Communications [a,c]	8,200	62,402
Intevac [a,c]	40,550	862,093
Jazz Technologies (Units) [a]	205,000	943,000
Jinpan International	25,250	484,800
Nanometrics [a,c]	34,000	233,240
NetList [a]	37,200	130,200
Nextest Systems [a,c]	13,000	177,710
PDF Solutions [a,c]	25,000	295,750
Photronics [a,c]	29,750	442,680
QuickLogic Corporation [a]	20,000	53,400
†Saifun Semiconductors [a,c]	25,000	297,000
Semitool [a,c]	25,500	245,055
Vimicro International ADR [a,c]	110,000	638,000
Virage Logic [a,c]	100,000	734,000
†Zarlink Semiconductor [a,c]	208,700	375,660

		9,744,016

Software - 4.5%
Aladdin Knowledge Systems [a]	27,300	566,202
Applix [a]	20,000	329,000
†Borland Software [a,c]	49,700	295,218
†Bottomline Technologies [a,c]	32,400	400,140
Descartes Systems Group (The) [a]	55,200	227,424
Evans & Sutherland Computer [a]	83,500	189,545

38 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2007 (unaudited)

	SHARES	VALUE
Technology (continued)
Software (continued)
Fundtech [a]	51,000	$738,990
ILOG ADR [a,c]	35,000	423,500
iPass [a,c]	190,000	1,029,800
JDA Software Group [a,c]	59,500	1,167,985
OpenTV Cl. A [a,c]	373,700	792,244
Pegasystems	320,200	3,499,786
Phase Forward [a,c]	43,000	723,690
PLATO Learning [a]	100,000	460,000
SPSS [a,c]	41,800	1,845,052
SeaChange International [a,c]	10,000	77,600
TeleCommunication Systems Cl. A [a,c]	10,000	50,800
Transaction Systems Architects Cl. A [a]	97,600	3,285,216
Trintech Group ADR [a,c]	91,252	415,197
uWink [a]	23,000	27,370

		16,544,759

Telecommunications - 2.6%
Anaren [a]	30,900	544,149
Atlantic Tele-Network	5,000	143,200
C-COR.net [a]	5,000	70,300
Captaris [a]	43,300	221,696
Communications Systems	10,700	118,877
Hurray! Holding Company ADR [a]	4,400	19,800
InPhonic [a,c]	133,600	622,576
NMS Communications [a,c]	600,000	1,032,000
North Pittsburgh Systems	23,200	493,000
PC-Tel [a]	49,600	434,000
Radyne [a]	52,820	563,589
Sunrise Telecom [a]	122,350	386,626
Symmetricom [a,c]	24,782	208,169
UCN [a,c]	181,100	778,730
ViaSat [a,c]	76,812	2,465,665
WJ Communications [a]	209,300	366,275
Zhone Technologies [a,c]	791,600	1,135,946

		9,604,598

Total (Cost $54,632,678)		86,407,359

Miscellaneous [e] – 2.7%
Total (Cost $10,009,923)		10,118,939

TOTAL COMMON STOCKS
(Cost $249,456,301)		382,331,901

	SHARES	VALUE
PREFERRED STOCKS – 1.5%
†Edge Petroleum 5.75% Ser. A Conv.	69,000	$3,712,200
Seneca Foods Conv. [a]	75,409	1,900,307

TOTAL PREFERRED STOCKS
(Cost $4,393,607)		5,612,507

REPURCHASE AGREEMENT – 9.0%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $32,960,002 (collateralized
by obligations of various U.S. Government
Agencies, valued at $33,773,750)
(Cost $32,946,000)		32,946,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES LOANED – 13.4%
U.S. Treasury Bonds
3.625%-6.25% due 8/15/23-4/15/28	$319,267	320,876
U.S. Treasury Notes
3.00% due 7/15/12	9	9
U.S. Treasury Strip-Principal
due 11/15/09	53,321	53,321
U.S. Treasury Strip-Interest
due 8/15/23	66	66
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.27%)		48,773,219

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED
(Cost $49,147,491)		49,147,491

TOTAL INVESTMENTS – 127.6%
(Cost $335,943,399)		470,037,899

LIABILITIES LESS CASH
AND OTHER ASSETS – (11.3)%		(41,526,812)

PREFERRED STOCK – (16.3)%		(60,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%		$368,511,087

[a]	Non-income producing.
[b]	At June 30, 2007, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[c]	All or a portion of these securities were on loan at June 30, 2007. Total market value of loaned securities at June 30, 2007 was $47,404,281.
[d]	Securities for which market quotations are no longer readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
[e]	Includes securities first acquired in 2007 and less than 1% of net assets applicable to Common Stockholders.
†	New additions in 2007.

Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2007 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $336,635,362. At June 30, 2007, net unrealized appreciation for all securities was $133,402,537, consisting of aggregate gross unrealized appreciation of $152,644,845 and aggregate gross unrealized depreciation of $19,242,308. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 39

Royce Micro-Cap Trust	June 30, 2007 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliates (cost $298,071,953)	$432,587,489
Affiliated Companies (cost $4,925,446)	4,504,410

Total investments at value	437,091,899
Repurchase agreement (at cost and value)	32,946,000
Cash	19,350
Receivable for investments sold	10,592,300
Receivable for dividends and interest	301,806
Prepaid expenses	10,422

Total Assets	480,961,777

LIABILITIES:
Payable for collateral on loaned securities	49,147,491
Payable for investments purchased	2,659,400
Payable for investment advisory fee	432,306
Preferred dividends accrued but not yet declared	79,999
Accrued expenses	131,494

Total Liabilities	52,450,690

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$368,511,087

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 23,848,795 shares outstanding (150,000,000 shares authorized)	$213,015,351
Undistributed net investment income (loss)	(2,729,655)
Accumulated net realized gain (loss) on investments and foreign currency	41,467,814
Net unrealized appreciation (depreciation) on investments and foreign currency	134,094,838
Preferred dividends accrued but not yet declared	(17,337,261)

Net Assets applicable to Common Stockholders (net asset value per share - $15.45)	$368,511,087

*Investments at identified cost (including $49,147,491 of collateral on loaned securities)	$302,997,399
Market value of loaned securities	47,404,281

40 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Six Months Ended June 30, 2007 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends*
Non-Affiliates	$1,794,854
Affiliated Companies	–
Interest	633,282
Securities lending	222,031

Total income	2,650,167

Expenses:
Investment advisory fees	2,454,966
Stockholder reports	72,551
Custody and transfer agent fees	37,917
Directors’ fees	30,348
Professional fees	18,247
Administrative and office facilities expenses	16,359
Other expenses	28,535

Total expenses	2,658,923
Compensating balance credits	(4,995)

Net expenses	2,653,928

Net investment income (loss)	(3,761)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliates	34,201,606
Affiliated Companies	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(840,996)

Net realized and unrealized gain (loss) on investments and foreign currency	33,360,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	33,356,849

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,800,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$31,556,849
*Net of foreign withholding tax of $32,263.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 41

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/07	Year ended
	(unaudited)	12/31/06

INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,761)	$167,273
Net realized gain (loss) on investments and foreign currency	34,201,606	40,340,273
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(840,996)	27,839,554

Net increase (decrease) in net assets resulting from investment operations	33,356,849	68,347,100

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(475,560)
Net realized gain on investments and foreign currency	–	(3,124,440)
Quarterly distributions*	(1,800,000)	–

Total distributions to Preferred Stockholders	(1,800,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	31,556,849	64,747,100

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(4,585,208)
Net realized gain on investments and foreign currency	–	(30,124,923)
Quarterly distributions*	(15,457,261)	–

Total distributions to Common Stockholders	(15,457,261)	(34,710,131)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	8,729,229	19,926,104

Total capital stock transactions	8,729,229	19,926,104

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	24,828,817	49,963,073

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	343,682,270	293,719,197

End of period (including undistributed net investment income (loss) of $(2,729,655) at 6/30/07 and
$(2,725,894) at 12/31/06)	$368,511,087	$343,682,270

*To be allocated to net investment income and capital gains at year end.

42 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2007
	(unaudited)		2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$14.77		$13.43	$14.34	$13.33	$9.39	$11.83

INVESTMENT OPERATIONS:
Net investment income (loss)	0.00		0.01	(0.03)	(0.08)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	1.41		3.04	1.14	2.62	5.28	(1.29)

Total investment operations	1.41		3.05	1.11	2.54	5.19	(1.42)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.02)	–	–	–	–
Net realized gain on investments and foreign currency	–		(0.14)	(0.17)	(0.19)	(0.18)	(0.18)
Quarterly distributions*	(0.08)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.08)		(0.16)	(0.17)	(0.19)	(0.18)	(0.18)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.33		2.89	0.94	2.35	5.01	(1.60)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.20)	–	–	–	–
Net realized gain on investments and foreign currency	–		(1.35)	(1.85)	(1.33)	(0.92)	(0.80)
Quarterly distributions*	(0.66)		–	–	–	–	–

Total distributions to Common Stockholders	(0.66)		(1.55)	(1.85)	(1.33)	(0.92)	(0.80)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	0.01		(0.00)	0.00	(0.01)	(0.04)	(0.04)
Effect of Preferred Stock offering	–		–	–	–	(0.11)	–

Total capital stock transactions	0.01		(0.00)	0.00	(0.01)	(0.15)	(0.04)

NET ASSET VALUE, END OF PERIOD	$15.45		$14.77	$13.43	$14.34	$13.33	$9.39

MARKET VALUE, END OF PERIOD	$15.41		$16.57	$14.56	$15.24	$12.60	$8.44

TOTAL RETURN (a):
Market Value	(2.89)	%***	26.72%	8.90%	33.44%	63.58%	(12.70)%
Net Asset Value	9.23	%***	22.46%	6.75%	18.69%	55.55%	(13.80)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.49	%**	1.64%	1.63%	1.62%	1.82%	1.96%
Management fee expense (d)	1.38	%**	1.49%	1.43%	1.43%	1.59%	1.59%
Other operating expenses	0.11	%**	0.15%	0.20%	0.19%	0.23%	0.37%
Net investment income (loss)	(0.00	)%**	0.05%	(0.27)%	(0.56)%	(0.82)%	(1.23)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$368,511		$343,682	$293,719	$290,364	$253,425	$167,571
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$60,000		$60,000	$60,000	$60,000	$60,000	$40,000
Portfolio Turnover Rate	19%		34%	46%	32%	26%	39%
PREFERRED STOCK:
Total shares outstanding	2,400,000		2,400,000	2,400,000	2,400,000	2,400,000	1,600,000
Asset coverage per share	$178.55		$168.20	$147.38	$145.98	$130.59	$129.73
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (e):
6.00% Cumulative	$24.67		$24.15	$24.97	$24.66	$25.37	–
7.75% Cumulative	–		–	–	–	$25.70	$25.91

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.28%, 1.38%, 1.35%, 1.32%, 1.49% and 1.62% for the periods ended June 30, 2007 and December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.92% and 2.04% for the periods ended December 31, 2003 and 2002, respectively.
(d)	The management fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of management fee expenses are based on average net assets applicable to Common Stockholders over a 12-month basis.
(e)	The average of month-end market values during the period that the Preferred Stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 43

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Micro-Cap Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.- traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
The Fund values its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions and Related Investment Income:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences

44 | 2007 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Recent Accounting Pronouncements:
Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 was adopted for the Fund on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.
FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Stock:

The Fund issued 578,377 and 1,401,367 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.
      At June 30, 2007, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 16, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce & Associates, LLC (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more

2007 Semiannual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
For the six rolling 36-month periods ending June 2007, the investment performance of the Fund exceeded the investment performance of the

Russell 2000 by 8% to 10%. Accordingly, the investment advisory fee consisted of a Basic Fee of $1,818,265 and an upward adjustment of $636,701 for performance of the Fund above that of the Russell 2000. For the six months ended June 30, 2007, the Fund accrued and paid Royce advisory fees totaling $2,454,966.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $74,142,714 and $99,563,308, respectively.

Transactions in Shares of Affiliated Companies:

An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies during the six months ended June 30, 2007:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/06	12/31/06	Purchases	Sales	Gain (Loss)	Income	6/30/07	6/30/07
BKF Capital Group	406,500	$1,361,775	–	–	–	–	406,500	$934,950
Highbury Financial	580,400	3,383,732	–	–	–	–	580,400	3,569,460
		$4,745,507			–	–		$4,504,410

46 | 2007 Semiannual Report to Stockholders

Royce Focus Trust	June 30, 2007 (unaudited)

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 82.1%

Consumer Products – 6.5%
Apparel and Shoes - 1.4%
Timberland Company Cl. A [a]	100,000	$2,519,000

Sports and Recreation - 4.2%
Thor Industries	120,000	5,416,800
Winnebago Industries	75,000	2,214,000

		7,630,800

Other Consumer Products - 0.9%
†Fossil [a]	60,000	1,769,400

Total (Cost $9,971,420)		11,919,200

Consumer Services – 4.2%
Direct Marketing - 1.8%
Nu Skin Enterprises Cl. A	200,000	3,300,000

Other Consumer Services - 2.4%
Corinthian Colleges [a]	140,000	2,280,600
Universal Technical Institute [a]	80,100	2,033,739

		4,314,339

Total (Cost $5,874,584)		7,614,339

Financial Intermediaries – 5.6%
Securities Brokers - 2.9%
Knight Capital Group Cl. A [a]	320,000	5,312,000

Other Financial Intermediaries - 2.7%
†KKR Financial	200,000	4,982,000

Total (Cost $10,661,560)		10,294,000

Financial Services – 1.2%
Information and Processing - 1.2%
eFunds Corporation [a]	60,000	2,117,400

Total (Cost $652,985)		2,117,400

Health – 5.1%
Drugs and Biotech - 3.9%
†Alpharma Cl. A [a]	50,000	1,300,500
Endo Pharmaceuticals Holdings [a]	90,000	3,080,700
Lexicon Pharmaceuticals [a]	499,400	1,603,074
ViroPharma [a]	81,900	1,130,220

		7,114,494

Medical Products and Devices - 1.2%
Caliper Life Sciences [a]	252,300	1,183,287
Possis Medical [a]	100,000	1,088,000

		2,271,287

Total (Cost $8,582,110)		9,385,781

Industrial Products – 21.8%
Building Systems and Components - 2.2%
Simpson Manufacturing	120,000	4,048,800

Machinery - 6.9%
†Kennametal	40,000	3,281,200
Lincoln Electric Holdings	70,000	5,196,800
Woodward Governor	75,000	4,025,250

		12,503,250

	SHARES	VALUE
Metal Fabrication and Distribution - 12.7%
†Chaparral Steel	60,100	$4,319,387
†Dynamic Materials	75,000	2,812,500
Metal Management	100,000	4,407,000
Reliance Steel & Aluminum	100,000	5,626,000
Schnitzer Steel Industries Cl. A	125,000	5,992,500

		23,157,387

Total (Cost $19,997,442)		39,709,437

Industrial Services – 6.3%
Commercial Services - 3.7%
BB Holdings [a]	400,000	2,108,506
†CRA International [a]	40,000	1,928,000
LECG Corporation [a]	180,000	2,719,800

		6,756,306

Transportation and Logistics - 2.6%
Arkansas Best	120,000	4,676,400

Total (Cost $10,286,023)		11,432,706

Natural Resources – 24.8%
Energy Services - 8.3%
Ensign Energy Services	240,000	4,280,685
Pason Systems	180,000	2,818,493
Tesco Corporation [a]	100,000	3,155,000
Trican Well Service	240,000	4,886,740

		15,140,918

Oil and Gas - 3.5%
Unit Corporation [a]	100,000	6,291,000

Precious Metals and Mining - 13.0%
Endeavour Mining Capital	400,000	3,597,278
Gammon Gold [a]	250,000	3,155,000
Ivanhoe Mines [a]	450,000	6,408,000
Meridian Gold [a]	100,000	2,758,000
Pan American Silver [a]	140,000	3,686,200
Silver Standard Resources [a,b]	120,000	4,124,400

		23,728,878

Total (Cost $24,962,174)		45,160,796

Technology – 6.6%
Semiconductors and Equipment - 1.2%
†MKS Instruments [a]	80,000	2,216,000

Software - 2.1%
†DivX [a]	150,000	2,250,000
ManTech International Cl. A [a]	50,000	1,541,500

		3,791,500

Telecommunications - 3.3%
ADTRAN	75,000	1,947,750
Foundry Networks [a]	250,100	4,166,666

		6,114,416

Total (Cost $9,272,651)		12,121,916

TOTAL COMMON STOCKS
(Cost $100,260,949)		149,755,575

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 47

Royce Focus Trust	June 30, 2007 (unaudited)

Schedule of Investments

	PRINCIPAL
	AMOUNT	VALUE
GOVERNMENT BONDS – 8.9%
(Principal Amount shown in local currency)
Australia Government Bond
7.50% due 9/15/09	10,000,000	$8,656,703
New Zealand Government Bond
6.00% due 7/15/08	10,000,000	7,596,441

TOTAL GOVERNMENT BONDS
(Cost $14,865,423)		16,253,144

REPURCHASE AGREEMENTS – 23.4%
State Street Bank & Trust Company,
5.10% dated 6/29/07, due 7/2/07,
maturity value $17,827,574 (collateralized
by obligations of various U.S. Government
Agencies, valued at $18,268,469)
(Cost $17,820,000)		17,820,000

Lehman Brothers (Tri-Party),
5.05% dated 6/29/07, due 7/2/07,
maturity value $25,010,521 (collateralized
by obligations of various U.S. Government
Agencies, valued at $25,513,364)
(Cost $25,000,000)		25,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $42,820,000)		42,820,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-5.27%)
(Cost $62,550)	$62,550

TOTAL INVESTMENTS – 114.5%
(Cost $158,008,922)	208,891,269

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.8)%	(1,424,233)

PREFERRED STOCK – (13.7)%	(25,000,000)

NET ASSETS APPLICABLE TO
COMMON STOCKHOLDERS – 100.0%	$182,467,036

[a]	Non-income producing.
[b]	All or a portion of these securities were on loan at June 30, 2007. Total market value of loaned securities at June 30, 2007 was $61,866.
†	New additions in 2007.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2007 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $158,298,979. At June 30, 2007, net unrealized appreciation for all securities was $50,592,290, consisting of aggregate gross unrealized appreciation of $52,807,570 and aggregate gross unrealized depreciation of $2,215,280. The primary difference in book and tax basis cost is the timing of the recognition of losses on securities sold.

48 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	June 30, 2007 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)*	$166,071,269
Repurchase agreements (at cost and value)	42,820,000
Cash	19,042
Receivable for investments sold	319,806
Receivable for dividends and interest	477,531
Prepaid expenses	21,231

Total Assets	209,728,879

LIABILITIES:
Payable for collateral on loaned securities	62,550
Payable for investments purchased	1,919,762
Payable for investment advisory fee	172,683
Preferred dividends accrued but not yet declared	33,325
Accrued expenses	73,523

Total Liabilities	2,261,843

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$182,467,036

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 16,548,095 shares outstanding (100,000,000 shares authorized)	$111,013,537
Undistributed net investment income (loss)	362,109
Accumulated net realized gain (loss) on investments and foreign currency	25,225,153
Net unrealized appreciation (depreciation) on investments and foreign currency	50,899,017
Preferred dividends accrued but not yet declared	(5,032,780)

Net Assets applicable to Common Stockholders (net asset value per share - $11.03)	$182,467,036

*Investments at identified cost (including $62,550 of collateral on loaned securities)	$115,188,922
Market value of loaned securities	61,866

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 49

Royce Focus Trust	Six Months Ended June 30, 2007 (unaudited)

Statement of Operations

INVESTMENT INCOME:
Income:
Interest*	$1,574,197
Dividends**	409,849
Securities lending	1,173

Total income	1,985,219

Expenses:
Investment advisory fees	979,702
Stockholder reports	32,000
Custody and transfer agent fees	25,750
Professional fees	15,972
Directors’ fees	14,952
Administrative and office facilities expenses	7,620
Other expenses	31,035

Total expenses	1,107,031
Compensating balance credits	(1,276)

Net expenses	1,105,755

Net investment income (loss)	879,464

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency	23,082,886
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,948,710

Net realized and unrealized gain (loss) on investments and foreign currency	25,031,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS	25,911,060

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(750,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	$25,161,060
* Net of foreign withholding tax of $18,380.
**Net of foreign withholding tax of $22,247.

50 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets

	Six months ended
	6/30/07	Year ended
	(unaudited)	12/31/06
INVESTMENT OPERATIONS:
Net investment income (loss)	$879,464	$2,368,567
Net realized gain (loss) on investments	23,082,886	20,546,074
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,948,710	1,820,291

Net increase (decrease) in net assets resulting from investment operations	25,911,060	24,734,932

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(187,800)
Net realized gain on investments and foreign currency	–	(1,312,200)
Quarterly distributions*	(750,000)	–

Total distributions to Preferred Stockholders	(750,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
RESULTING FROM INVESTMENT OPERATIONS	25,161,060	23,234,932

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(2,950,803)
Net realized gain on investments and foreign currency	–	(20,617,913)
Quarterly distributions*	(4,249,447)	–

Total distributions to Common Stockholders	(4,249,447)	(23,568,716)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	2,988,172	15,657,293

Total capital stock transactions	2,988,172	15,657,293

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	23,899,785	15,323,509

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	158,567,251	143,243,742

End of period (including undistributed net investment income (loss) of $362,109 at 06/30/07 and $(517,355) at 12/31/06)	$182,467,036	$158,567,251
*To be allocated to net investment income and capital gains at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2007 Semiannual Report to Stockholders | 51

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended		Years ended December 31,
	June 30, 2007
	(unaudited)		2006	2005	2004	2003	2002

NET ASSET VALUE, BEGINNING OF PERIOD	$9.75		$9.76	$9.75	$9.00	$6.27	$7.28

INVESTMENT OPERATIONS:
Net investment income (loss)	0.05		0.16	0.06	0.02	0.08	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.54		1.50	1.44	2.63	3.57	(0.74)

Total investment operations	1.59		1.66	1.50	2.65	3.65	(0.75)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		(0.01)	(0.01)	(0.00)	(0.02)	(0.03)
Net realized gain on investments and foreign currency	–		(0.09)	(0.11)	(0.15)	(0.14)	(0.13)
Quarterly distributions*	(0.05)		–	–	–	–	–

Total distributions to Preferred Stockholders	(0.05)		(0.10)	(0.12)	(0.15)	(0.16)	(0.16)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	1.54		1.56	1.38	2.50	3.49	(0.91)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.20)	(0.06)	(0.02)	(0.06)	(0.02)
Net realized gain on investments and foreign currency	–		(1.37)	(1.15)	(1.72)	(0.56)	(0.07)
Quarterly distributions*	(0.26)		–	–	–	–	–

Total distributions to Common Stockholders	(0.26)		(1.57)	(1.21)	(1.74)	(0.62)	(0.09)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	0.00		(0.00)	(0.03)	(0.01)	(0.03)	(0.01)
Effect of rights offering and Preferred Stock offering	–		–	(0.13)	–	(0.11)	–

Total capital stock transactions	0.00		(0.00)	(0.16)	(0.01)	(0.14)	(0.01)

NET ASSET VALUE, END OF PERIOD	$11.03		$9.75	$9.76	$9.75	$9.00	$6.27

MARKET VALUE, END OF PERIOD	$11.32		$10.68	$9.53	$10.47	$8.48	$5.56

TOTAL RETURN (a):
Market Value	8.63	%***	30.50%	3.03%	47.26%	63.98%	(15.06)%
Net Asset Value	15.94	%***	16.33%	13.31%	29.21%	54.33%	(12.50)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.29	%**	1.36%	1.48%	1.53%	1.57%	1.88%
Management fee expense	1.14	%**	1.16%	1.21%	1.27%	1.14%	1.13%
Other operating expenses	0.15	%**	0.20%	0.27%	0.26%	0.43%	0.75%
Net investment income (loss)	1.03	%**	1.54%	0.63%	0.24%	1.07%	(0.16)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$182,467		$158,567	$143,244	$105,853	$87,012	$57,956
Liquidation Value of Preferred Stock, End of Period (in thousands)	$25,000		$25,000	$25,000	$25,000	$25,000	$20,000
Portfolio Turnover Rate	31%		30%	42%	52%	49%	61%
PREFERRED STOCK:
Total shares outstanding	1,000,000		1,000,000	1,000,000	1,000,000	1,000,000	800,000
Asset coverage per share	$207.47		$183.57	$168.24	$130.85	$112.01	$97.44
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share (d):
6.00% Cumulative	$25.10		$24.98	$25.38	$24.83	$25.45	–
7.45% Cumulative	–		–	–	–	$25.53	$25.64

(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.13%, 1.17%, 1.22%, 1.21%, 1.20% and 1.43% for the periods ended June 30, 2007 and December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.73% and 2.06% for the periods ended December 31, 2003 and 2002, respectively.
(d)	The average of month-end market values during the period that the Preferred Stock was outstanding.
*	To be allocated to net investment income and capital gains at year end.
**	Annualized.
***	Not annualized.

52 | 2007 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Focus Trust, Inc. (“the Fund”) is a diversified closed-end investment company. The Fund commenced operations on March 2, 1988 and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. In addition, if between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.- traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.

Foreign Currency:
     The Fund values its non-U.S. securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank and Trust Company. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield to maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
     The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences

2007 Semiannual Report to Stockholders | 53

Royce Focus Trust

Notes to Financial Statements (unaudited) (continued)

relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Securities Lending:
     The Fund loans securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Fund is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Recent Accounting Pronouncements:
     Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FIN 48 was adopted for the Fund on June 29, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.
     FASB Statement of Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Fund’s financial statements.

Capital Stock:
     The Fund issued 285,543 and 1,587,885 shares of Common Stock as reinvestment of distributions by Common Stockholders for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.
     At June 30, 2007, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. Commencing October 17, 2008 and thereafter, the Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with Emerging Issues Task Force (EITF) Topic D-98, Classification and Measurement of Redeemable Securities, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the six months ended June 30, 2007, the Fund accrued and paid Royce advisory fees totaling $979,702.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $47,667,421 and $56,178,829, respectively.

54 | 2007 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements

     At meetings held on June 6-7, 2007, each of the Funds’ respective Board of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for the Funds with other funds in their “peer group,” information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as payments made to R&A or its affiliates relating to allocation of Fund brokerage commissions, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The directors also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the directors dealt with each agreement separately. Among other factors, the directors considered the following:
     The nature, extent and quality of services provided by R&A: The directors considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing both the Funds and open-end mutual funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests as exemplified by its voluntary fee waiver policy on preferred stock assets in certain circumstances where the Funds’ total return performance from the issuance of the preferred may not exceed the coupon rate on the preferred, and expansive shareholder reporting and communications. The directors reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The directors determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the directors noted R&A’s ability to attract quality and experienced personnel. The directors concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
     Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the directors believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the directors have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to five years. Using Morningstar data, Royce Value Trust’s Sharpe Ratio placed in the 2nd quartile for all funds within the small blend category assigned by Morningstar for the three-, five- and ten-year periods ended December 31, 2006. Similarly, Royce Micro-Cap Trust’s Sharpe ratio placed it in the 2nd quartile among funds within the small blend category assigned by Morningstar for the three-, five- and ten-year periods. Finally, Royce Focus Trust’s Sharpe ratio placed it in the 1st quartile among all funds within the small growth category assigned by Morningstar for the three-year and ten-year periods ended December 31, 2006, and effectively at the median (53rd percentile) for the five-year period ended December 31, 2006.
     The directors noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the directors recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
     Cost of the services provided and profits realized by R&A from its relationship with each Fund: The directors considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The directors concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
     The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The directors considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The directors noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The directors concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

2007 Semiannual Report to Stockholders | 55

Board Approval of Investment Advisory Agreements (continued)

     Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The directors reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The directors noted that, in the case of Royce Value Trust, the 1.00% basic fee subject to adjustment up or down (up to 0.50% in either direction) based on the Fund’s performance versus the S&P 600 SmallCap Index over a rolling period of sixty months. The fee is charged on average month-end net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The directors determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage the Fund for the benefit of its long-term common stockholders. The directors noted that R&A had also agreed to waive its management fee on Fund assets in an amount equal to the liquidation preference of the Fund’s outstanding preferred stock if the Fund’s total return from issuance of the preferred on such amount is less than the preferred’s coupon rate. The directors also noted that the fee arrangement, which also includes a provision for no fee in periods where the Fund’s trailing three-year performance is negative, requires R&A to measure the Fund’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The directors noted that if the Fund’s expense ratio was based on total average net assets including net assets applicable to Preferred Stock, it would place in the 1st quartile of its Morningstar peer group.
     In the case of Royce Micro-Cap Trust, the directors noted that the Fund had a 1.00% basic fee subject to adjustment up or down based on the Fund’s performance versus the Russell 2000 Index over a rolling 36-month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and visa versa. The directors determined that the performance adjustment feature continued to serve as an incentive to R&A to manage the Fund for the benefit of its long-term stockholders. The directors also noted R&A’s voluntarily waiver of its fee on the liquidation value of the outstanding preferred stock in circumstances where the Fund’s total return performance from the issuance of the preferred is less than the coupon rate on the preferred for each month during the year. The directors noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place in the 2nd quartile of its Morningstar peer group.
     Finally, in the case of Royce Focus Trust, the directors noted that R&A had agreed to waive its management fee on the liquidation value of outstanding preferred stock if the Fund’s total return from issuance of the preferred is less than the preferred’s coupon rate. The directors noted that if the Fund’s expense ratio were based on total average net assets including net assets applicable to Preferred Stock, it would place in the 2ndquartile of its Morningstar peer group.
     The directors also considered fees charged by R&A to institutional and other clients and noted that the Funds’ base advisory fees compared favorably to those other accounts.
     After the non-interested directors deliberated in executive session, the entire Board, including all the non-interested directors, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

56 | 2007 Semiannual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2007, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2007 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. The Funds invest primarily in securities of mid-, small- and micro-cap companies, that may involve considerably more risk than investments of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
    Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
    The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, S&P 500 and S&P 600 are unmanaged indices of domestic common stocks. Returns for the market indices used in this Review and Report were based on information supplied to Royce by Frank Russell and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•    the Funds’ future operating results
•    the prospects of the Funds’ portfolio companies,
•    the impact of investments that the Funds have made or may make
•    the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•    the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 300,000 shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2007. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
    Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Change to Funds’ Investment Restrictions
At the June 6-7, 2007 regular meetings of the Boards of Directors of Royce Value Trust and Royce Micro-Cap Trust, the Boards approved a change in each Fund’s investment restrictions to allow Royce Value Trust and Royce Micro-Cap Trust to each invest up to 25% (increased from 10%) of its assets in the securities of foreign issuers.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2007 Semiannual Report to Stockholders

Wealth Of Experience
With approximately $32.7 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes eight Portfolio Managers, as well as 11 assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $122 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	For Fund Materials, Performance Updates,
and Fund Inquiries	Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Computershare	Broker/Dealer Services
Transfer Agent and Registrar	For Fund Materials and Performance Updates
(800) 426-5523	(800) 59-ROYCE (597-6923)

www.roycefunds.com

TheRoyceFunds	CE-REP-0607

Item 2. Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services-Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants – Not applicable to this semi-annual report.

Item 6. Schedule of Investments – See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies – Not applicable to this semi-annual report.

Item 8. (a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of August 29, 2007)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	President and member of the Board of Directors of the Registrant	Since 1986	President, Chief Investment Officer and member of the Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant, Royce Focus Trust, Inc., Royce Micro-Cap Trust, Inc. (“RMT”), The Royce Fund and Royce Capital Fund (collectively, “The Royce Funds”).
Chris Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Assistant Portfolio Manager and Senior Analyst at Royce (since 1993).
Michael Hveem	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); Assistant Portfolio Manager at Royce (since April 1, 2007); and Senior Analyst at Royce (since 1999).
David Nadel	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); Portfolio Manager and Senior Analyst at Royce (since 2006); Senior Portfolio Manager at Neuberger Berman Inc. (2004-2006); and Senior Analyst at Pequot Capital Management, Inc. (2001-2003).

* Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2006 for Charles M. Royce and as of June 30, 2007 for Chris Flynn, Michael Hveem and David Nadel)

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	11	$17,209,849,932	4	$1,829,129,329
	Private pooled investment vehicles	5	$175,251,754	3	$64,256,984
	Other accounts*	13	$72,476,035	-	-

Chris Flynn
	Registered investment companies	4	$8,271,338,779	2	$1,919,186,512
	Private pooled investment vehicles	0	-	-	-
	Other accounts*	0	-	-	-

Michael Hveem
	Registered investment companies	1	$1,490,514,905	1	1,490,514,905
	Private pooled investment vehicles	0	-	-	-
	Other accounts*	0	-	-	-

David Nadel
	Registered investment companies	5	$2,514,914,578	2	$1,494,948,096
	Private pooled investment vehicles	0	-	-	-
	Other accounts*	0	-	-	-
*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

              The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

              As described below, there is a revenue-based component of each Portfolio Manager’s Performance Bonus and the Portfolio Managers also receive a “Partners Pool” participation or a Firm Bonus based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives a bonus based on Royce’s retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of the Registrant’s shares and assets under management.

              Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by The Royce Funds or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the Portfolio Manager has day-to-day management responsibilities. Except as described below, no Portfolio Manager’s compensation is tied to performance fees earned by Royce for the management of any one client account. Although bonuses and other compensation derived from Royce revenues and profits are impacted to some extent, the impact is relatively minor given the small percentage or Royce firm assets under management for which Royce received performance-measured compensation. Notwithstanding the above, the Performance Bonus paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and RMT) is based, in part, on performance-based fee revenues. The Registrant and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of that Fund relative to its benchmark index. In addition, two other registered investment company accounts managed by Mr. Royce, Royce Select Fund I and Royce Select Fund II, each pay Royce a performance-based fee.

              Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant shareholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

              Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of August 29, 2007)

              Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers receive from Royce a base salary, a Performance Bonus (generally the largest element of each Portfolio Manager’s compensation, with the exception of Charles M. Royce), a “Partners Pool” participation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE BONUS. Each Portfolio Manager receives a quarterly Performance Bonus that is either asset-based, or revenue based and therefore in part based on the value of the accounts’ net assets, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly performance bonus received by Charles M. Royce that relates to each of the Registrant and RMT are performance-based fee revenues. For all Portfolio Managers, except as described below, the Performance Bonus applicable to the registered investment company accounts managed by the Portfolio Manager is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2006 there were 373 such Funds tracked by Morningstar) and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes. The Performance Bonus applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Fund I and Royce Select Fund II for Mr. Royce, is not subject to a performance-related adjustment.

     Payment of the Performance Bonus may be deferred as described below, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance Bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested bonus investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-
ROYCE “PARTNERS POOL”. Each Portfolio Manager, other than Charles M. Royce, as well as other senior firm employees, participates in a quarterly pool relating to Royce’s net operating revenues adjusted for some imputed expenses. A portion of this participation may be deferred for three years. The deferred portion is also forfeitable if the Portfolio Manager is terminated with or without cause or resigns and appreciates or depreciates during the deferral period based on the total return of a basket of registered investment company accounts managed by Royce.

-	FIRM BONUS. Charles M. Royce receives a quarterly bonus based on Royce’s net revenues.

-
BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

               Charles M. Royce, in addition to the above-described compensation, also receives a bonus based on Royce’s retained pre-tax operating profit. This bonus, along with the Performance Bonus and Firm Bonus, generally represents the most significant element of Mr. Royce’s compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce’s Chief Executive Officer, Chief Investment Officer and President of The Royce Funds.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2006 for Charles M. Royce and as of June 30, 2007 for Chris Flynn, Michael Hveem and David Nadel)

               The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Chris Flynn	None
Michael Hveem	None
David Nadel	None

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a)  Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)  Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12: Exhibits attached hereto.
(a)(1)  The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE VALUE TRUST, INC.

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE VALUE TRUST, INC.

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: August 29, 2007

ROYCE VALUE TRUST, INC.

BY:	/s/John D. Diederich
John D. Diederich
Chief Financial Officer

Date: August 29, 2007

Item 12(a)(2):

CERTIFICATIONS

I, Charles M. Royce, certify that:

1. I have reviewed this report on Form N-CSR of Royce Value Trust, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 29, 2007	/s/ Charles M. Royce
Charles M. Royce
President

Item 12(a)(2):

CERTIFICATIONS

I, John D. Diederich, certify that:

1. I have reviewed this report on Form N-CSR of Royce Value Trust, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 29, 2007	/s/John D. Diederich
John D. Diederich
Chief Financial Officer

Item 12(b):

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE VALUE TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: August 29, 2007	/s/ Charles M. Royce
Charles M. Royce
President

Item 12(b):

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE VALUE TRUST, INC.

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: August 29, 2007	/s/ John D. Diederich
John D. Diederich
Chief Financial Officer